[Translation]

                                                                     [H&M Final]






                        SECURITIES REGISTRATION STATEMENT
                             (including amendments)






                         VANGUARD WELLESLEY INCOME FUND

                        SECURITIES REGISTRATION STATEMENT

To:                                  Director of Kanto Local Finance Bureau

                                     Filing Date of SRS: September 1, 2000

Name of the Registrant Trust:        VANGUARD WELLESLEY INCOME FUND

Name of Trustees:                    John J. Brennan,
                                     Trustee

Address of Principal Office:         100 Vanguard Boulevard,
                                     Malvern, Pennsylvania 19355
                                     U.S.A.

Name and Title of Registration       Ken Miura
 Agent:                              Attorney-at-Law
                                     Signature [Ken Miura]
                                     ---------------------
                                     (Seal)

Address or Place of Business         Kasumigaseki Building, 25th Floor
                                     2-5, Kasumigaseki 3-chome
                                     Chiyoda-ku, Tokyo

Name of Liaison Contact:             Emi Matsushima
                                     Teruyo Oyamada
                                     Nobuhiko Shimose

Place of Liaison Contact:            Hamada & Matsumoto
                                     Kasumigaseki Building, 25th Floor
                                     2-5, Kasumigaseki 3-chome
                                     Chiyoda-ku, Tokyo
                                     Attorney-at-Law

Phone Number:                        03-3580-3377

                    Public Offering or Sale for Registration
                    -----------------------------------------

Name of the Fund Making Public       VANGUARD WELLESLEY INCOME FUND
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of Foreign Registered Shares with par value $0.001 per Share Up to 52,356,000 Shares

Investment Fund Securities to be     In respect of 52,356,000 Shares, up to the
Publicly Offered or Sold:            total amount  aggregating the amounts
                                     calculated by multiplying the respective
                                     approximate   issue   price   per  Share
                                     by  the respective number of Shares
                                     (The   approximate   amount  of  the
                                     limit:   U.S.$1  billion (approximately
                                     (Y)109.65 billion))

     Note 1: The total amount of issue price during Offering Period is an amount calculated by multiplying the net asset value per Share of the Fund as of the end of July 2000 ($19.10) (US$ shall be referred to as "$" hereafter) by the number of Shares to be subscribed in Japan (52,356,000 Shares).

     Note 2: The Yen amount is translated for convenience at the rate of $1.00 =
          (Y)109.65 (the mean of the exchange rate quotations by The Bank of Tokyo - Mitsubishi, Ltd. for buying and selling spot Dollars by telegraphic transfer against Yen on July 31, 2000). The same applies hereafter.

               Places where a copy of this Securities Registration
               ---------------------------------------------------
                  Statement is available for Public Inspection
                  --------------------------------------------

                                 Not applicable.

             (Total number of pages of this Securities Registration Statement in Japanese is 51 including front and back pages.)

                                 C O N T E N T S
                                 ---------------
                                                     Japanese       This
                                                     Original      English
                                                                 Translation

PART I.  INFORMATION CONCERNING SECURITIES                1           1

PART II. INFORMATION CONCERNING ISSUER                    3           6

I.       DESCRIPTION OF THE FUND                          3           6
         l. GENERAL INFORMATION                           3           6
         2. INVESTMENT POLICY                             7          13
         3. MANAGEMENT STRUCTURE                         17          34
         4. INFORMATION CONCERNING THE EXERCISE
              OF RIGHTS BY SHAREHOLDERS, ETC.            21          45
         5. STATUS OF INVESTMENT FUND                    24          50

II.      OUTLINE OF THE TRUST                            27          55

III.     OUTLINE OF THE OTHER RELATED COMPANIES          31          61

IV.      FINANCIAL CONDITIONS OF THE FUND                33          64

V.       SUMMARY OF INFORMATION CONCERNING
          FOREIGN INVESTMENT FUND SECURITIES             92          67

VI.      MISCELLANEOUS                                   92          67


PART III.         SPECIAL INFORMATION                    93          68

I.       OUTLINE OF THE SYSTEM OF INVESTMENT
          TRUSTS IN DELAWARE                             93          68

II.      FORM OF FOREIGN INVESTMENT
          FUND SECURITIES                                98          79

PART I.  INFORMATION CONCERNING SECURITIES

1.       NAME OF FUND:             Vanguard  Wellesley Income Fund (hereinafter
                                   referred to as the "Fund")

2.       NATURE OF FOREIGN         Investor Shares (hereinafter referred to as
         INVESTMENT FUND           the "Shares") Registered Shares with par
         SECURITIES CERTIFICATES:  value $0.001 per Share.
                                   No rating has been acquired.

3.       NUMBER OF SHARES          Up to 52,356,000 Shares of the Fund
          TO BE OFFERED FOR
          SALE (IN JAPAN):

4.       TOTAL AMOUNT OF           In respect of 52,356,000 Shares, up to the
         OFFERING PRICE:           total amount aggregating the amounts
                                   calculated by multiplying the respective
                                   issue price per Share by the respective
                                   number of Shares (The   approximate   amount
                                   of  the   limit: U.S.$1   billion
                                   (approximately (Y)109.65 billion))

Note 1: The total amount of the issue price during the Offering Period is an amount calculated by multiplying the net asset value per Share of the Fund as of the end of July 2000 ($19.10) (US$ shall be referred to as "$" hereinafter) by the number of Shares to be subscribed in Japan (52,356,000 Shares).

Note 2: The Yen  amount is  translated  for  convenience  at the rate of $1.00 =
     (Y)109.65 (the mean of the exchange rate quotations by The Bank of Tokyo - Mitsubishi, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Yen on July 31, 2000). The same applies hereafter.

Note 3: Since Shares are denominated in U.S. Dollars, the amounts appearing hereafter are all Dollar amounts unless otherwise specifically indicated.

Note 4: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into Yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

5.       ISSUE PRICE:              The  Net  Asset  Value  per Share  to be
                                   calculated on a Fund Business Day
                                   immediately  after an application  for
                                   purchase is received by the Fund.

6.       FUND BUSINESS DAY:        A day on which the New York Stock Exchange
                                   is open for business

7.       SALES CHARGE:             None.


8.       ACCOUNT ADMINISTRATION    Account  Administration Fee at an   annual
         FEE:                      rate  of 0.70% multiplied by the
                                   Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of the quarter, the Account
                                   Administration Fee shall be charged in
                                   proportion to the period in which such
                                   shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.

9.     MINIMUM AMOUNT OR           Minimum shares to open an account shall be 50
       NUMBER OF SHARES:           shares and integral multiples of five shares.
                                   Ongoing purchases shall be made in increments of five shares.

10.    PERIOD OF                   From: September 18, 2000 (Monday)
       SUBSCRIPTION:               To: June 29, 2001 (Friday)
                                   Provided that the subscription is handled only on a Fund Business Day when sales handling companies are open for business in Japan, with the exception of a day in which the next business day is a national holiday in Japan.

11.    DEPOSIT FOR SUBSCRIPTION:   None


12.    PLACE OF SUBSCRIPTION:      Monex, Inc.
                                   Takebashi Yasuda Building
                                   2F,
                                   3-13, Kanda-Nishiki-cho,
                                   Chiyoda-ku, Tokyo
                                   (the "Distributor" or
                                   "Sales Handling Company")

Note:The subscription is handled at the head office and the branch offices in Japan of the above-mentioned Sales Handling Company and online.

13.    DATE AND PLACE              Investors shall pay the Offering Price to the
       OF PAYMENT:                 Distributors in Japan within four(4) business
                                   days in Japan from and including the day when the Distributors in Offering Price to the execution of the application (the "Trade
                                   Day"). (See page 39.)
                                   The total issue price for each application day for subscription will be transferred in
                                   U. S. Dollars by each Distributor in Japan to the Fund's custodian within 1 Fund Business
                                   Day after the subscription date ("Payment
                                   Date").

14.    OUTLINE OF UNDERWRITING, ETC.:

(A) The Distributor in Japan undertakes to sell the Shares in accordance with an agreement dated August 2, 2000, as amended with The Vanguard Group, Inc. in connection with the sale of the Shares in Japan.

(B) During the public offering period, each Distributor in Japan will execute or forward the purchase orders and repurchase requests of the Shares received directly to the Fund's Transfer Agent.

Note:Sales   Handling   Company  means  a  securities   agent   company   and/or
     registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of Shares of the Fund, act as agent for a distributor for subscription or redemption of Shares of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of redemption proceeds to investors, etc.

(C)       The Fund has appointed Monex, Inc. as the Agent Company in Japan.

Note:"The Agent Company" shall mean a sales handling company who is a member of the Japan Securities Dealers Association ("JSDA") which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to JSDA and other Sales and Repurchase Handling Companies rendering such other services.

15.    MISCELLANEOUS:

(A)    Method of Subscription:
               Investors   who   subscribe  for  Shares  shall  enter  with  the
          Distributor or Sales Handling Company an agreement concerning the foreign securities transactions. For this purpose, the Sales Handling Company shall deliver to investors an Agreement of Foreign Securities Transactions Account and investors shall submit to the Sales Handling Company an Application for opening of Transactions Account opened in accordance with such Agreement.

               The subscription amount shall be paid in Yen in principal and the Yen exchange rate shall be the rate to be determined by the Sales Handling Company based on the foreign exchange rate of the foreign exchange market in Tokyo on the Trade Day of each application.

               No interest accrues on the subscription money.

               The subscription amount shall be paid in U.S. Dollars to the Fund's Custodian by each Distributor on the Payment Date.

(B)       Offerings other than in Japan:
               In parallel with the Offering, Investor Shares are offered in the United States of America.

PART II.  INFORMATION CONCERNING ISSUER

I.        DESCRIPTION OF THE FUND

1.        GENERAL INFORMATION
(A)       Outline of Laws Regulating the Fund in the Jurisdiction Where
          Established:
          (1) Name of the Fund: VANGUARD WELLESLEY INCOME FUND
                                      (the "Fund" or the "Trust")

          (2) Form of the Fund
               The Fund was organized as a Delaware Corporation in 1968, before before becoming a Maryland corporation in 1973, and then reorganized as a Delaware business trust in May, 1998. Prior to its reorganization as a Delaware business trust, the Fund was known as Vanguard/Wellesley Income Fund, Inc. The Fund is registered with the United States Securities and Exchange Commission (the "Commission" or the "SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. It currently offers the following fund in Japan: Vanguard Wellesley Income Fund. The Fund offers one class of shares (Investor Shares) in Japan.

               The Fund has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.

          (3) Governing Laws
               The Trust was created under, and is subject to, the General Laws and the common law of the State of Delaware. With respect to its operations, the Fund is also subject to the Investment Company Act of 1940, as amended, the United States Internal Revenue Code, as amended, and regulations promulgated under each statute. With respect to the sale of its Shares, the Fund is subject to the Securities Act of 1933, the Securities Exchange Act of 1934, the "Blue Sky" laws (state securities laws of the various states in the United States) and the regulations promulgated under such laws.

               The substance of the governing law is as follows:

a.        Delaware  Business  Trust Act  (Delaware  Code  Chapter  38 et seq.
                    ("Treatment of Delaware Business Trusts")
          Chapter  38 provides as follows:
          Delaware has had in effect since October 1, 1988, the Business Trust Act which expressly recognizes the Delaware business trust. The principal purpose of the Business Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions. The Business Trust Act permits the trust agreement of a business trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the business trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.

          A Delaware business trust may be merged or with a foreign or Delaware corporation, liability company or limited partnership, limited business trust pursuant to statutory procedures contained in the Business Trust Act. A merger or consolidation may be pre-authorized, or may be conditioned upon the approval of a specific class or percentage of trustees or beneficial owners, as set forth in the trust agreement of the business trust. Thus, a business trust may be converted into another form of business entity in order to take advantage of future changes in the tax laws or the securities markets.

          Under the Business Trust Act, the beneficial owners of a Delaware business trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a business trust is managed by or under the direction of its trustees, who are not liable for the obligations of the business trust. The Business Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. This requirement may be satisfied by engaging a trust company with its principal place of business in Delaware. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the business trust with such rights, powers and duties as are set forth herein.
          To the extent that trustees or other persons who are responsible for managing the business trust have duties (including fidiciary duties) and liabilities relating thereto to the business trust or to the beneficial owners, such persons' duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable for their good faith reliance on the provisions of the trust agreement.

b.        Delaware Common Law
          Common law is a non-statutory law developed through court judgments. Certain legal principles developed through decisions rendered by the courts of the State of Delaware may be applicable to Delaware Business Trusts and trustees of such trusts.

c.        Investment Company Act of 1940
          The Investment Company Act of 1940 (the "1940 Act") gives the SEC the authority to enforce the 1940 Act's provisions. The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii) submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits such companies from changing the nature of their business or other fundamental policies without the approval of the shareholders. The 1940 Act regulates the custody of a fund's assets and, more generally, a fund's business and conduct.

d.        Securities Act of 1933
          The Securities Act of 1933 (the "1933 Act") regulates the sales of securities. The 1933 Act requires information with regard to securities being issued or sold to be disclosed by means of a registration statement, including a prospectus. The 1933 Act makes any fraudulent act in connection with the issuance or sale of such securities unlawful.

e.        Securities Exchange Act of 1934

          The Securities Exchange Act of 1934 (the "1934 Act") regulates the purchase and sale of securities and pertains to continuous disclosure with respect to securities, proxy statements, unlawful use of inside information and other fraudulent conduct. It also includes provisions relating to the securities markets as well as extensive regulations relating to securities dealers.

f.        The Internal Revenue Code of 1986
          The Code provides for the qualification of a fund to be treated as a regulated investment company.

(B)       Outline of the Supervisory Authorities
          The Fund is subject to supervision by the SEC and the securities authorities of the various U.S. states.

       a.   The SEC

       (i)Acceptance of registration applications
          (Sections 7 and 8 of the 1940 Act)
          An investment company must register with the SEC by filing a notification of registration in such form as the SEC shall prescribe. An investment company is deemed to have been registered when it has filed such registration notification with the SEC. After filing the proscribed notification, an investment company must file a registration statement with the SEC.

      (ii)Suspension or revocation of registration as a registered investment company
         (Section 8 of the 1940 Act)
          An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report or if either is materially defective.

     (iii)Supervision of changes in trustees and officers
          (Section 9(b) of the 1940 Act)
          The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain U.S. federal securities laws.

      (iv)Examination of registration  statement
          (Sections 5 and 8 of the 1933 Act)

          In order to sell Shares to the public, the Fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it does not comply with the requirements of Form N-1A, may order its modification or deny its effectiveness. Parts A and B of the Form N-1A registration statement consist of the investment company's prospectus and statement of additional information, respectively.

       (v)Supervision of the business
          (Section 12 of the 1940 Act)
          The SEC regulates the function and activities of investment companies, including such matters as the purchase of securities on margin, short sales of securities, underwriting commitments, acquisition of securities issued by other investment companies, organization of face amount certificate companies, acquisition of voting stock of insurance companies and other matters.

      (vi)Acceptance of periodic reports
          (Section 30 of the 1940 Act)
          The SEC requires all investment companies to submit annual and other reports. The SEC regulates the content of these reports, thereby exercising its supervisory authority.

       b. State Securities Supervisory Authorities

       (i)Provisions concerning licenses
          Most states require brokers, dealers, securities salespersons, and certain investment advisers either to acquire licenses from the state or, at least, to be registered with a state agency. agency.

      (ii)Provisions concerning registration of securities
          Most of the 50 states require notification of the availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.

     (iii)Provisions concerning prevention of fraud

          In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages. (C) Objects and Basic Nature of the Fund: The Fund seeks to provide a high and sustainable level of current income along with moderate long-term capital growth.

(D)       History of the Fund:
          September 24,  1968:Organized  as a Delaware  corporation
          January 10, 1973: Reorganized as a Maryland corporation
          January 23, 1998: Execution of the Agreement and Declaration of Trust May 1, 1998: The Trust was reorganized as a Delaware business trust

(E)       Related  Companies of the Fund:
          Names and related businesses of the related companies of the Fund are as follows:
          (1) The Vanguard Group, Inc. (the "Investment Manager" and the "Transfer and Dividend-Paying Agent") acts as investment manager and the transfer and dividend-paying agent and renders investment management and transfer and dividend-paying agency services to the Fund.
          (2) Wellington Management Company, LLP. (the "Investment Adviser") acts as Investment Adviser of the Fund and renders investment advisory services to the Fund.
          (3) The Chase Manhattan Bank (the "Custodian") acts as custodian and renders custody services to the Fund.
          (4) Monex, Inc. (the "Agent Company" and "Distributor in Japan") acts as the Fund's Agent Company with respect to the sale of the Fund's Shares in Japan and engages in forwarding the purchase or repurchase orders for the Shares in Japan.

                          Related Parites of the Fund
                          ---------------------------
Trust
Vanguard Wellesley Income Fund

Trustees
(Agreement and Declaration of Trust)

Investment Advisory Agreement
Investment Adviser
Wellington Management Company, LLP.
investment adviser

Global Custody Agreement
Custodian
The Chase Manhattan Bank
custodian

Funds' Service Agreement
Investment Manager, Transfer and Dividend-Paying Agent
The Vanguard Group, Inc.
Investment Manager, Transfer and Dividend-Paying Agent

Agent Company Agreement
Agent Company
Distributor in Japan
Monex, Inc.
agent company
distributor in Japan

Shares Distribution And Redemption Agreement

2.        INVESTMENT POLICY

(A)       Investment Policies and Investment Objectives:
          INVESTMENT OBJECTIVE
               The Fund seeks to provide a high and sustainable level of current income along with moderate long-term capital growth.

          INVESTMENT STRATEGIES
               The Fund invests approximately 60% to 65% of its assets in investment-grade, longer-term corporate, U.S. Treasury, government agency, and mortgage-backed bonds. The remaining 35% to 40% of Fund assets are invested in common stocks of companies that have a history of above-average dividends or expectations of increasing dividends.

          PRIMARY RISKS
               THE FUND'S TOTAL RETURN, LIKE STOCK AND BOND PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS.

          The  Fund is also  subject  to:
          o Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk is generally high for longer-term bond funds.
          o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for longer-term bond funds.
          o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. Credit risk should be low for the Fund.
          o Call risk, which is the chance that during periods of falling interest rates, a bond issuer will "call" - or repay - a high-yielding bond before the bond's maturity date. For mortgage-backed bonds, this phenomena is called prepayment risk. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call (or prepayment) risk is generally high for longer-term bond funds.
          o Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from other asset classes or the overall stock market.

          o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

          PRIMARY INVESTMENT STRATEGIES
               This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, income and moderate growth of capital. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks--income risk, interest rate risk, stock market risk, manager risk, credit risk, call or prepayment risk, and investment style risk--faced by investors in the Fund. The Fund's Board of Trustees, which oversees the management of the Fund, may change the Fund's investment objective or strategies in the interest of shareholders, without a shareholder vote.

          MARKET EXPOSURE

          Bonds
          The Fund invests approximately two-thirds of its assets in bonds.

               THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S DIVIDENDS (INCOME) WILL DECLINE DUE TO FALLING INTEREST RATES. INCOME RISK IS GENERALLY THE GREATEST FOR SHORT-TERM BOND FUNDS, AND THE LEAST FOR LONG-TERM BOND FUNDS.

          Changes in interest rates will affect bond prices as well as bond income.

               THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE HIGH FOR LONGER-TERM BOND FUNDS.

               In the past, bond investors have seen the value of their investments rise and fall - sometimes significantly - with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.

               Because the Wellesley Income Fund invests mainly in bonds, changes in interest rates will have a significant impact on the value of the Fund's assets. To illustrate how much of an impact, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
 How Interest Rate Changes Affect the Value of a $1,000 Bond*
--------------------------------------------------------------------------------
                            AFTER A 1%   AFTER A 1%   AFTER A 2%   AFTER A 2%
                            INCREASE     DECREASE     INCREASE     DECREASE
--------------------------------------------------------------------------------
TYPE OF BOND (MATURITY)
--------------------------------------------------------------------------------
Short-Term (2.5 years)      $978         $1,023       $956         $1,046
--------------------------------------------------------------------------------
Intermediate-Term (10 years) 932          1,074        870          1,156
--------------------------------------------------------------------------------
Long-Term (20 years)         901          1,116        816          1,251
--------------------------------------------------------------------------------
*Assuming a 7% yield
--------------------------------------------------------------------------------
               These figures are for illustrative purposes only and should not be regarded as an indication of future returns from the bond market as a whole, or the Fund in particular.

STOCKS

               Roughly one-third of the Fund's assets are invested in common stocks.

               THE FUND IS SUBJECT  TO STOCK  MARKET  RISK,  WHICH IS THE CHANCE
          THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

               To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                            U.S. STOCK MARKET RETURNS (1926-1999)
--------------------------------------------------------------------------------
                 1 YEAR         5 YEARS      10 YEARS    20 YEARS
--------------------------------------------------------------------------------
Best              54.2%         28.6%        19.9%       17.9%
Worst            -43.1         -12.4         -0.9         3.1
Average           13.2          11.0         11.1        11.1
--------------------------------------------------------------------------------

               The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1999. Investors can see, for example, that while the average return on stocks for all of the 5-year periods was 11.0%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; investors should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

          S&P 500 is a registered trademark of The McGraw-Hill Companies, Inc.

               Because bond prices and stock prices can move in different directions, the Fund's stock holdings help to dampen - but not eliminate - some of the bond-price fluctuations caused by changes in interest rates. Likewise, stock market volatility may not be as dramatic for the Fund as it would be for a fund made up entirely of stocks.

          SECURITY SELECTION

               Investment Adviser invests approximately 60% to 65% of the Fund's assets in investment-grade bonds and approximately 35% to 40% of the Fund's assets in dividend-paying common stocks. While the mix of stocks and bonds varies from time to time depending on the Adviser's view of economic and market conditions, bonds can be expected to represent at least 60% of the Fund's holdings.

               The Fund is run by Investment Adviser according to traditional methods of active investment management. To achieve the Fund's objective, income and moderate capital growth, the Adviser follows specific strategies for bond and stock selection.

               The   Fund  is   generally   managed   without   regard   to  tax
          ramifications.

               THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING STOCKS AND BONDS.

          BONDS

               Investment Adviser selects investment-grade bonds that it believes will generate a high and sustainable level of current income. These bonds may include intermediate- and long-term corporate, U.S. Treasury, government agency, mortgage-backed, and asset-backed bonds. The bonds are bought and sold according to the Investment Adviser's judgment about bond issuers and the general direction of interest rates, within the context of the economy in general. The dollar-weighted average maturity of the Fund's bonds as of December 31, 1999, was 15.8 years, but is expected to decline in 2000.

               A breakdown of the Fund's bond holdings (which amounted to 59% of net assets) as of December 31, 1999, follows:

--------------------------------------------------------------------------------
TYPE OF BOND                             PERCENTAGE OF FUND'S BOND HOLDINGS
--------------------------------------------------------------------------------
Industrial                                35.5%
Bank/Finance                              25.0
Utilities                                 15.4
Mortgage                                  15.1
U.S. Treasury and government agency        8.3
Non-U.S. issuers                           0.7
--------------------------------------------------------------------------------

               Keep in mind that, because the bond makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

               THE FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

               Investment Adviser purchases bonds that are investment-grade quality--that is, bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. The dollar-weighted average quality of bonds held by the Fund, as of December 31, 1999, was Aa3, according to Moody's.

               The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds; many (but not all) agency bonds have the same guarantee. The government does not, however, guarantee its bonds' prices. In other words, while Treasury and agency bonds enjoy the highest credit ratings, their prices - like the prices of other bonds in the Fund - will fluctuate with changes in interest rates.

          While falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors - bond calls.

          THE FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL "CALL" -OR REPAY-A HIGH-YIELDING BOND BEFORE THE BOND'S MATURITY DATE. FOR MORTGAGE-BACKED BONDS, THIS PHENOMENA IS CALLED PREPAYMENT RISK. FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION ASSOCIATED WITH FALLING RATES. CALL (OR PREPAYMENT) RISK IS GENERALLY HIGH FOR LONGER-TERM BOND FUNDS.

               To protect the Fund's corporate bond holdings against call risk, the Investment Adviser purchases bonds that have reasonable protection from being called.

               Bond issuers take advantage of falling interest rates by calling corporate bonds. With mortgage-backed securities, it is the mortgage holder - such as the American homeowner - who benefits from lower rates.

          STOCKS

               The Fund's stocks are chosen primarily for their dividend-producing capabilities, but must also have the potential for moderate long-term capital growth. The Investment Adviser looks for stocks of companies that either offer significant dividends now or expect to increase their dividends in the future. Securities are sold when an investment has achieved its intended purpose, or because it is no longer considered attractive.

               THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM LARGE- AND MID-CAPITALIZATION VALUE STOCKS WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET.

               AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

          TURNOVER RATE

               Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 29%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

          OTHER INVESTMENT POLICIES AND RISKS

               Besides investing in bonds and stocks, the Fund may make certain other kinds of investments to achieve its objective.

               Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of stock holdings in non-U.S. common stocks as well as securities that are convertible into common stocks. These securities may be traded in U.S. or non-U.S. markets. To the extent that it owns non-U.S. stocks, the Fund is subject to (1) country risk, which is the chance that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the chance that Americans investing outside the United States could lose money because of a rise in the value of the U.S. Dollar versus non-U.S. currencies.

               The Fund may also invest in fixed-income securities issued by governments and by companies domiciled outside the United States; however, these securities must be valued in U.S. Dollars and meet the Fund's credit quality standards. With respect to its investments in non-U.S. bonds, the Fund is subject to country risk.

               The Fund may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Fund may also invest modestly in less-risky classes of collateralized mortgage obligations (CMOs).

               Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

          The Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets.

               The reasons for which the Fund will invest in futures and options are:
          o    To keep  cash on hand to meet  shareholder  redemptions  or other needs while simulating full investment in stocks and bonds.
          o    To reduce  the Fund's  transaction  costs or add value when these instruments are favorably priced.

               The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

          INVESTMENT POLICIES

          REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the Investment Adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund.

               The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Investment Adviser acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

          LENDING OF SECURITIES. The Fund may lend its securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms, the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the rules and regulations or interpretations of the Commission thereunder. These provisions limit the amount of securities the Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock

          Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

          At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event occurs that affects the securities on loan, the Fund must call the loan and vote the securities.

          VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Fund and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

          ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

               The Fund may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

               If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the "1933 Act"). While the Fund's Investment Adviser determines the liquidity of restricted securities on a daily basis, the Fund's Board of Trustees oversees and retains ultimate responsibility for the Adviser's decisions. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

          MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities may be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government, or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes, with principal and interest allocated to each class in a variety of ways. Each class of a CMO or "tranche" is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The Fund will invest modestly in those CMO classes which feature a high degree of cash flow predictability and moderate vulnerability to prepayment risk, and that carry high-quality investment grade credit ratings.

          NON-U.S. INVESTMENTS. The Fund may invest up to 20% of its equity assets in non-U.S. common stocks and securities convertible into non-U.S. stocks. The Fund may also invest without limit in U.S. Dollar denominated debt securities issued by governments outside the United States, their agencies and instrumentalities, supranational entities and companies located outside the U.S. Investors should recognize that investing in non-U.S. companies involves certain special considerations which are not typically associated with investing in U.S. companies. Among these risks are the following:


          Country Risk. As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain non-U.S.
          companies than about U.S. companies. Securities of some non-U.S. companies are generally less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of non-U.S. stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain countries outside the United States, there is the possibility of expropriation of confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

               Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many non-U.S. stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's non-U.S. securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

               Certain governments outside the United States levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of non-U.S. withholding taxes will reduce the income the Fund receives from its non-U.S. investments.

          Currency Risk. Since the stocks of non-U.S. companies are frequently denominated in non-U.S. currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in non-U.S. currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

          U.S. FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the U.S. federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. Dollar or determined by reference to the value of one or more currencies other than the U.S. Dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in U.S. Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. Dollar by a taxpayer whose functional currency is the U.S. Dollar is also treated as a transaction subject to the special currency rules. However, non-U.S. currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, non-U.S. currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss non-U.S. currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The U.S. Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the U.S. Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as non-U.S. equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. Dollar-denominated investments and non-U.S. currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

          FUTURES CONTRACTS. The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of simulating full investment and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.

               Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

               Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

               After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit
          does  not  satisfy   margin   requirements,   payment  of   additional
          "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

               Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities held for investment purposes or expected to be acquired by them. Speculators are less inclined to own, or intend to purchase, the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

               Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

               Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

          Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

          Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

               The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

               The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Investment Adviser will incorrectly predict market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Investment Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

               Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the adviser will incorrectly predict stock market and interest rate trends.

               Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          U.S. Federal Tax Treatment of Futures Contracts. The Fund is required for U.S. federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

               In order for the Fund to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of non-U.S. currencies or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

               The Fund will distribute to Shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and Shareholders will be advised on the nature of the distributions.

          TEMPORARY INVESTMENTS. The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed-income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and
          (d) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

(B)       Investment Restrictions:
               The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of Shares means Shares representing the lesser of: (i) 67% or more of the votes cast to approve a change, so long as Shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) Shares representing more than 50% of the Fund's net asset value.

          (1) BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of its net assets.

          (2) COMMODITIES. The Fund may not invest in commodities. The Fund may invest in futures contracts on securities and indexes. The Fund may also invest in options on futures and options on securities and indexes. No more than 5% of the Fund's assets may be used as initial margin deposit and premium for futures contracts and options, and the notional amount of futures contracts may not exceed 20% of the Fund's assets at any time.

          (3) DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

          (4) ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

          (5) INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry. Utility companies will be divided according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

          (6) INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

          (7) INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

          (8) LOANS. The Fund may not lend money to any person except by purchasing fixed-income securities that are publicly distributed or customarily purchased by institutional investors, or by entering into repurchase agreements, or by lending its portfolio securities.

          (9) MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

          (10) PLEDGING ASSETS. The Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.

          (11) REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate or interests therein.

          (12) senior SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

          (13) UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

               The above-mentioned investment limitations are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

               None of these limitations prevents the Fund from participating in The Vanguard Group, Inc. (Vanguard). As a member of the Vanguard Group of Investment Companies, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management Structure" for more information.

               In order to permit the sale of its Shares in Japan, the Fund may make commitments more restrictive than the investment policies and limitations described above and in its prospectus. Should the Fund determine that such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its Shares in Japan. In order to comply with the "Standards of Selection of Foreign Investment Fund Securities" established under the Rules of Foreign Securities Transaction by the Japanese Securities Dealers Association, as a matter of operating policy:

          (1) The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of the Fund's net assets;

          (2) The Fund, together with other mutual funds managed by The Vanguard Group, Inc. may not purchase more than 50% of the outstanding shares of any issuer;

          (3) The Fund may not invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees);

          (4) The Fund may not sell securities short at any time in excess of its net assets; and

          (5) The Fund may not sell, purchase or loan securities (excluding Shares in the Fund) or grant or receive a loan or loans to or from the Investment Adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major Shareholders (meaning a Shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding Shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

(C)       Distribution Policy:
               The Fund distributes to Shareholders virtually all of its net income (interest and dividends less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December for the Fund; capital gains distributions for the Fund generally occur in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

               Investors in Japan will receive distributions of income dividends or capital gains in cash.

3.        MANAGEMENT STRUCTURE

(A)       Outline of Management of Assets, etc.:
          A.   Valuation of Assets:
               The Fund's Share price, or "net asset value" per Share is calculated by dividing the total assets of the Fund attributed to each Share class, less all liabilities attributed to each Share class, by the total number of Shares outstanding for each class. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. U.S. Eastern time) on each day the Exchange is open for trading.

               Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on an exchange-listed security is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

               Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

               Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

               Non-U.S. securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Fund is valued. If events which materially affect the value of the Fund's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

               In determining the Fund's net asset value per Share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. Dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, or do not reflect market conditions at the time the Fund is valued, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

               Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

B.        Management Fee, etc.:
          (a)  Trustee Fees
               The same individuals serve as Trustees of all Vanguard funds (with two exceptions, which are noted in the table below), and each fund pays a proportionate share of the Trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.

               INDEPENDENT TRUSTEES. The funds compensate their independent Trustees - that is, the ones who are not also officers of the funds - in three ways.
          o The independent Trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled Board meetings.
          o The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.
          o Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid ten years following retirement, or until each Trustee's death.

                    "INTERESTED"  TRUSTEES. Mr. Brennan serves as a Trustee, but he is not paid in that capacity. However, he is paid in his role as Officer of The Vanguard Group, Inc.

                    COMPENSATION    TABLE.    The   following   table   provides
               compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard funds. All information shown is for the fiscal year ended December 31, 1999.



                         VANGUARD WELLESLEY INCOME FUND
                               COMPENSATION TABLE

                                                              PENSION OR
                                                              RETIREMENT                            TOTAL
                                                               BENEFITS                         COMPENSATION
                                                AGGREGATE      ACCRUED AS       ESTIMATED          FROM ALL
                                              COMPENSATION   PART OF THIS        ANNUAL            VANGUARD
                                               FROM THIS         FUND'S       BENEFITS UPON    FUNDS PAID TO
 NAMES OF TRUSTEES                               FUNDS(1)      EXPENSES(1)      RETIREMENT       TRUSTEES(2)
---------------------------------------------------------------------------------------------------------------
John C. Bogle(3)                                    None          None             None              None
John J. Brennan                                     None          None             None              None
JoAnn Heffernan Heisen                              $1,555         $86          $15,000           $80,000
Bruce K. MacLaury                                   $1,609        $144          $12,000           $75,000
Burton G. Malkiel                                   $1,566        $142          $15,000           $80,000
Alfred M. Rankin, Jr.                               $1,555        $104          $15,000           $80,000
John C. Sawhill(4)                                  $1,555        $131          $15,000           $80,000
James O. Welch, Jr.                                 $1,555        $152          $15,000           $80,000
J. Lawrence Wilson                                  $1,555        $110          $15,000           $80,000

(1) The amounts shown in this column are based on the Fund's fiscal year ended December 31, 1999.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 103 Vanguard funds (102 in the case of Mr. Malkiel; 93 in the case of Mr. MacLaury) for the 1999 calendar year.
(3)  Mr. Bogle has retired from the Fund's Board, effective December 31, 1999.

(4)  Mr. Sawhill passed away in May 2000.


          (b) Management Expenses and Other Expenses
          For its investment management services and other services to the Fund, the Fund shall pay management expenses and other expenses computed daily and paid monthly based on the Fund's average daily net assets at the annual rate of 0.30% of net assets.

          For the  fiscal  year  ended  December  31,  1999,  the Fund  incurred
          $19,749,000 of The Vanguard Group, Inc.'s management (including transfer agency), distribution, and marketing expenses. The net fee paid to Investment Adviser for investment advisory services during the same period represented an effective annual rate of 0.05% of the Fund's average net assets, or $3,567,000.

          (c) Account Administration Fee
          In Japan, an Account Administration Fee at the rate of 0.70% multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed in full prior to the end of each quarter, the Account Administration Fee shall be charged on a pro rata basis and assessed at the time of redemption. An Account Administration Fee is compensation to the Distributor for providing account administration and related services. A consumption tax of 5% is added to the Account Administration Fee.

          The Account Administration Fee shall be calculated and collected from each Shareholder in the following manner.

          1. At the end of each calendar quarter, the Shareholder's average daily account will be calculated in respect of the Fund. This initial calculation is in Yen.

          2. A fee of one quarter of the 70 basis point annual fee (60 basis point annual fee from July 17, 2001) will be calculated based on the average account balance so calculated. (Note that in the case of Shareholder accounts which are partially or fully redeemed prior to the end of each calendar quarter, the fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.)

          3. The Distributor will first attempt to withdraw the Account Administration Fee from the Shareholder's account of Daiwa MRF (Money Reserve Fund) of Daiwa Securities Investment Trust Management Co., Ltd.

          4. If there is an insufficient balance, the Distributor will next attempt to withdraw the fee from the Shareholder's account of DKA's MMF (Money Market Fund) of Dai-ichi Kangyo Asset Management Co., Ltd., with the exception that Distributor will only withdraw from balances invested for periods greater than thirty days.

          5. If there is an insufficient balance, the Distributor will then redeem shares from the Fund in respect of which the Account Administration Fee is collected. If the Shareholder holds two or more Vanguard Funds' Shares, the Distributor will redeem shares in the following order:
                           (i) Vanguard Small-Cap Index Fund
                           (ii) Vanguard Wellesley Income Fund

          6. Shares are redeemed in whole amounts at a level that is necessary to fund any shortfall. The Distributor will then redeem the necessary Shares, deduct the Account Administration Fee owed by the Shareholder and return any excess proceeds to the Shareholder within four Bank Business Days following the redemption. These proceeds will then be swept by the Distributor to the Shareholder's Daiwa MRF on the following Bank Business Day.

C.   Sales, Repurchases and Custody:

(1)       Sales of Shares:

          a.   Sales in the United States
          ------------------------------
          Investors buy their Shares at the Fund's next-determined net asset value after The Vanguard Group, Inc. receives their request. As long as their request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. U.S. Eastern time, investors will buy their Shares at that day's net asset value.

          b.   Sales in Japan
          ----------------------
          In Japan, Shares of the Fund are offered on any Fund Business Day (i.e., any day on which the New York Stock Exchange is open for trading) when sales handling companies are open for business in Japan (with the exception of a day in which the next business day is a national holiday in Japan) during the subscription period mentioned in "10. Period of Subscription, Part I Information Concerning Securities" of the securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the "Contract") and receive from such investors an application for requesting the opening of a transactions account under the Contract. The minimum shares to open an account shall be 50 shares and integral multiples of five shares. Ongoing purchase shall be made in increments of five shares.

          The issue price for Shares during the subscription period shall be, in principal, the net asset value per Share next calculated after the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company accepts the order. The payment and delivery shall be made in Yen on the fourth business day from and including the Trade Day. No sales charge is added in Japan, provided, however, that an Account Administration Fee at an annual rate of 0.70% multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account

          Administration Fee shall be charged on a pro rata basis and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter. An Account Administration Fee is compensation to the Distributor in Japan for providing account administration and related services. A consumption tax of 5% is added to the Account Administration Fee. Shareholders will receive from the Sales Handling Company a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in Yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by the Sales Handling Company. The payment by the investor to the Distributor may be made in U.S. Dollars to the extent that the Sales Handling Companies can agree. In addition, the Sales Handling Companies in Japan who are members of the Japan Securities Dealers Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than (Y)100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.

(2)  Repurchase of Shares:

          a.   Repurchase in the United States
          ----------------------------------
               Investors can request a redemption of Shares at any time from their Fund account in any one of three ways: online, by telephone, or by mail.

               The transaction will be based on the Fund's next-determined Share price, subject to any special rules discussed in this document. No charge is made by the Fund for redemptions. The proceeds of a redemption may be worth more or less than the Shareholder's cost, depending on the market value of the securities held by the Fund.

          b.   Repurchase in Japan
          ----------------------------
               Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to the Sales Handling Company on a Fund Business Day that is also a business day of the Sales Handling Companies in Japan (with the exception of a day in which the next business day is a national holiday in Japan). The Sales Handling Company shall send such requests to The Vanguard Group, Inc. One share is acceptable as the minimum redemption amount. The price a Shareholder in Japan will receive is the net asset value next calculated after the Fund receives the repurchase request from the Sales Handling Company. The payment of the price shall be made in Yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in U.S. Dollars. The payment for repurchase proceeds shall be made on the fourth business day of the Sales Handling Companies in Japan from and including the Trade Day.

          Although the Account Administration Fee is funded from a Shareholder's account of Daiwa MRF and then DKA's MMF (balances invested for periods greater than thirty-days), if there is an insufficient balance, the Distributor may redeem Shareholder's Shares in the Fund or Funds in which the Shareholder is invested. If the Shareholder holds Shares in more than one Fund the Distributor shall redeem Shares in the following order :
                           (i)              Vanguard Small-Cap Index Fund
                           (ii)             Vanguard Wellesley Income Fund

          Please refer to "3. Management Structure, (A) Outline of Management of Assets, etc., B. Management Fee, etc., (c) Account Administration Fee" in detail.

(3)  Suspension of Repurchase:

          The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

          The Fund reserves the right to delay delivery of redemption proceeds up to seven days if the amount will disrupt the Fund's operation or performance. If a Shareholder redeems more than $250,000 worth of Shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities rather than in cash. If payment is made in kind, the Shareholder may incur brokerage commissions if the Shareholder elects to sell the securities for cash.

(4)  Conversion of Shares
          In Japan, Shares cannot be converted to securities of other classes or series of the Trust.

(5)  Custody of Shares:
          To eliminate the need for safekeeping, the Fund will not issue certificates for Shares.

D.   Miscellaneous:

(1)  Duration and Liquidation:
          Unless terminated as provided in the Agreement and Declaration of the Trust, the Trust shall continue without limitation of time. The Trust may be terminated at any time by the Trustees upon 60 days prior written notice to the Shareholders. Any series may be terminated at any time by the Trustees upon 60 days prior written notice to the Shareholders of that series.

(2)  Accounting Year:
          The accounts of the Fund will be closed each year on December 31.

(3)  Authorized Shares:
          There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

(4)  Agreement and Declaration of Trust:
          Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the Trustees then holding office. Any such restatement and/or amendment thereto shall be effective immediately upon execution and approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein. In Japan, material changes in the Agreement and Declaration of Trust shall be published or notice thereof shall be sent to the Japanese Shareholders.

(B)  Outline of Disclosure System:

          (1)  Disclosure in U.S.A.:
          (i)  Disclosure to Shareholders
          In accordance with the 1940 Act, the Fund is required to send to its Shareholders annual and semi-annual reports containing financial information.

          (ii) Disclosure to the SEC
          The Fund has filed a registration statement with the SEC on Form N-1A;
          the  Fund  updates  that   registration   statement   periodically  in
          accordance with the 1940 Act.

(2)  Disclosure in Japan:
          a.   Disclosure to the Supervisory Authority
          (i)  Disclosure Required under the Securities and Exchange Law:
          When the Trustees intend to offer the Shares of the Fund amounting to 100 million Yen or more in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance the securities registration statement together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance. The Sales Handling Companies of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical to Part I and Part II of the securities registration statement. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.

          (ii) Notifications, etc. under the Law Concerning Securities Investment Trusts and Securities Investment Companies
          If the Management Company conducts business of offering for sale Shares of the Fund, it must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agency under the Law Concerning Securities Investment Trusts and Securities Investment Companies (the Law No.198, 1951) (hereinafter referred to as the
          "Investment Trusts Law"). In addition, if the Management Company amends the Agreement and Declaration of Trust, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Trustees must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

          b.   Disclosure to Japanese Shareholders:
          If the Management Company makes any amendment to the Agreement and Declaration Trust, the substance of which is important, it must give in advance public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver the written documents containing the above matters to the Shareholders known in Japan. Provided, however, that if the said written documents are delivered to all the Shareholders in Japan, the relevant public notice is not required to be given. The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Sales Handling Companies.

          The above-described Management Report on the Fund will be sent to the Shareholders known in Japan.

(C)  Restrictions on Transactions with Interested Parties:

               The Fund may not sell, purchase or loan securities (excluding Shares in the Fund) or grant or receive a loan or loans to or from the Investment Adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major Shareholders (meaning a Shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding Shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

4.   INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY SHAREHOLDERS, ETC.

(A)  Rights of Shareholders and Procedures for Their Exercise:
               Shareholders in Japan must generally register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the Sales Handling Company. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Contract with the Sales Handling Companies.

               Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

               The major rights enjoyed by Shareholders are as follows:
          (i)  Voting rights
                    Shareholders  of the Fund are  entitled  to vote on a matter if: (i) a Shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Agreement and Declaration of Trust that would adversely affect to a material degree the rights and preferences of the Shares; or (iii) the Trustees determine that it is necessary or desirable to obtain a Shareholder vote. The 1940 Act requires a

               Shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of Shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund. Shareholders of the Fund receive one vote for each U.S. Dollar of net asset value owned on the record date, and a fractional vote for each fractional Dollar of net asset value owned on the record date, except where voting is otherwise required by law to be based on Share ownership. However, only the Shares of the Fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote. Shareholders in Japan are entitled to receive from the Sales Handling Companies pursuant to the Account Agreement to be entered between a Sales Handling Company and a Shareholder notices of the Fund, whereby Shareholders have the Sales Handling Company exercise their voting rights.

          (ii) Repurchase rights
               Shareholders are entitled to request repurchase of Shares at the Shares' Net Asset Value.

          (iii) Rights to receive dividends
               The Shareholders of the Fund are entitled to receive any dividends or other distributions declared by the Fund. No Shares have priority or preference over any other Shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund, and will be paid ratably to all Shareholders of the Fund according to the number Shares of the Fund held by Shareholders on the record date.

          (iv) Right to receive distributions upon dissolution
               Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of Shares then held by them, except as otherwise required.

          (v)  Right to inspect accounting books and the like
               Shareholders   are   entitled  to  inspect  the   Agreement   and
               Declaration of Trust, and at the discretion of the Court the accounting books and the minutes of any Shareholders' meetings.

          (vi) Right to Transfer Shares
               Shares are transferable within Japan to Japanese investors without restriction except as limited by applicable law.

(B)  Tax Treatment of Shareholders in Japan:

          The tax treatment of Shareholders in Japan shall be as follows:

          (1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.

          a. The distributions to be made by the Fund to Japanese individual Shareholders will be subject to separate taxation from other income (i.e. withholding of Japanese income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.

          b. The distributions to be made by the Fund to Japanese corporate Shareholders will be subject to withholding of Japanese income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Payment Handling Companies, which are normally the Sales Handling Companies, will prepare a report concerning distributions and file such report with the Japanese tax authorities.

          c. The Fund's distribution of dividends, which include net investment income such as interest and net short-term capital gain, will be subject to withholding of U. S. federal income tax at the rate of 15% provided the Japanese investor and the record owner of the Shares submit the necessary documentation to qualify for the 15% rate under an applicable tax treaty. If for any reason the investor is not eligible for a reduced rate under an applicable tax treaty, a 30% U.S. withholding rate will apply. Distributions of net long-term realized capital gain will not be subject to withholding of U. S. federal income tax, and the full amount thereof will be subject to tax in Japan.

               If the Distributor obtains the necessary approval from the Japanese tax authorities, the Japanese withholding tax imposed on distributions as referred to in a. and b. above will be collected by way of the so-called "difference collecting method." In this method only the difference, if any, between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. tax withheld will be collected in Japan. If the Distributor is unable to use the so-called "difference collecting method," the Distributor will withhold Japanese income tax at the full 20% rate, and Shareholders may obtain a credit for U.S. withholding taxes by submitting the appropriate claim form to the Japanese tax authorities.

          (2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

          (3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of Shares of a domestic investment trust. The distribution of the net liquidation assets shall also be treated in the same way as those arising from liquidation of a domestic investment trust.

(C)  Foreign Exchange Control in U.S.A.:

               In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(D)  Agent in Japan:

               Hamada & Matsumoto
               Kasumigaseki Building, 25th Floor
               2-5, Kasumigaseki 3-chome
               Chiyoda-ku, Tokyo

               The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;
          (1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and
          (2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

               The agent for the  registration  with the Director of Kanto Local
          Finance Bureau of the Ministry of Finance of Japan of the public offering concerned as well as for the continuous disclosure and filing the notification with the Commissioner of the Financial Services Agency is the following person:

               Ken Miura
               Attorney-at-law
               Hamada & Matsumoto
               Kasumigaseki Building, 25th Floor
               2-5, Kasumigaseki, 3-chome
               Chiyoda-ku, Tokyo

(E)       Jurisdiction:
               Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

               Tokyo District Court
               1-4, Kasumigaseki 1-chome
               Chiyoda-ku, Tokyo

5.   STATUS OF INVESTMENT FUND

     (A)  Diversification of Investment Portfolio

--------------------------------------------------------------------------------
                                                   (as of the end of July, 2000)
--------------------------------------------------------------------------------
TYPE OF ASSETS      NAME OF       MARKET VALUE TOTAL      Investment Ratio
--------------------------------------------------------------------------------
Common Stocks    United Kingdom    $67,448,675.00               1.11
                 United States  $2,199,048,741.15              36.14
Corporate Bonds     Canada         $30,392,980.00               0.50
                 United States  $2,363,515,859.30              38.85
U. S. Treasury   United States  $1,261,585,517.00              20.73
--------------------------------------------------------------------------------
Sub Total                       $5,921,991,772.45              97.33
--------------------------------------------------------------------------------
Cash, Deposit and Other
Assets (After Deduction of        $162,600,790.40               2.67
--------------------------------------------------------------------------------
Total (Net Asset Value)         $6,084,592,562.85            100.00
                                          667,175.57 million JPY
--------------------------------------------------------------------------------

Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereafter.

(B)  Results of Past Operations

          (1)  Record of Changes in Net Assets
               Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of July, 2000 is as follows:

--------------------------------------------------------------------------------
                          TOTAL NET ASSET VALUE       NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
                           DOLLAR       YEN              DOLLAR        YEN
                          (MILLIONS)   (MILLIONS)
--------------------------------------------------------------------------------
THE 20TH FISCAL YEAR ENDED
ON DECEMBER 31, 1990       1,022       112,062           16.02       7,757
--------------------------------------------------------------------------------
THE 21ST FISCAL YEAR ENDED
ON DECEMBER 31, 1991       1,934       212,063           18.08       1,982
--------------------------------------------------------------------------------
THE 22ND FISCAL YEAR ENDED
ON DECEMBER 31, 1992       3,178       348,468           18.16       1,991
--------------------------------------------------------------------------------
THE 23RD FISCAL YEAR ENDED
ON DECEMBER 31, 1993       6,011       659,106           19.24       2,110
--------------------------------------------------------------------------------
THE 24TH FISCAL YEAR ENDED
ON DECEMBER 31, 1994       5,681       622,922           17.05       1,870
--------------------------------------------------------------------------------
THE 25TH FISCAL YEAR ENDED
ON DECEMBER 31, 1995       7,181       787,397           20.44       2,241
--------------------------------------------------------------------------------
THE 26TH FISCAL YEAR ENDED
ON DECEMBER 31, 1996       7,013       768,975           20.51       2,249
--------------------------------------------------------------------------------
THE 27TH FISCAL YEAR ENDED
ON DECEMBER 31, 1997       7,646       838,384           21.86       2,397
--------------------------------------------------------------------------------
THE 28TH FISCAL YEAR ENDED
ON DECEMBER 31, 1998       8,498       931,806           22.12       2,425
--------------------------------------------------------------------------------
THE 29TH FISCAL YEAR ENDED
ON DECEMBER 31, 1999       6,976       764,918           18.85       2,067
================================================================================
1999 END OF AUGUST         7,671       841,125           20.77       2,277
            SEPTEMBER      7,520       824,568           20.38       2,235
            OCTOBER        7,482       820,401           20.56       2,254
            NOVEMBER       7,314       801,980           20.42       2,239
            DECEMBER       6,976       764,918           18.85       2,067
2000 END OF JANUARY        6,539       717,001           18.66       2,046
            FEBRUARY       6,121       671,168           18.10       1,985
            MARCH          6,244       684,655           18.84       2,066
            APRIL          6,152       674,567           18.87       2,069
            MAY            6,158       675,225           19.11       2,095
            JUNE           6,039       662,176           18.73       2,054
            JULY           6,085       667,220           19.10       2,094
================================================================================

(2)  Record of Distributions Paid

          Amount of distributions per Share for the following fiscal years and for each month during the current fiscal year are shown below.

--------------------------------------------------------------------------------
                                                      TOTAL DISTRIBUTIONS
--------------------------------------------------------------------------------
                                                       DOLLAR         YEN
--------------------------------------------------------------------------------
THE 20TH FISCAL YEAR (1/1/90-12/31/90)                 1.380          151
--------------------------------------------------------------------------------
THE 21ST FISCAL YEAR (1/1/91-12/31/91)                 1.270          139
--------------------------------------------------------------------------------
THE 22ND FISCAL YEAR (1/1/92-12/31/92)                 1.420          156
--------------------------------------------------------------------------------
THE 23RD FISCAL YEAR (1/1/93-12/31/93)                 1.540           31
--------------------------------------------------------------------------------
THE 24TH FISCAL YEAR (1/1/94-12/31/94)                 1.350          148
--------------------------------------------------------------------------------
THE 25TH FISCAL YEAR (1/1/95-12/31/95)                 1.420          156
--------------------------------------------------------------------------------
THE 26TH FISCAL YEAR (1/1/96-12/31/96)                 1.760          193
--------------------------------------------------------------------------------
THE 27TH FISCAL YEAR (1/1/97-12/31/97)                 2.645          290
--------------------------------------------------------------------------------
THE 28TH FISCAL YEAR (1/1/98-12/31/98)                 2.270          249
--------------------------------------------------------------------------------
THE 29TH FISCAL YEAR (1/1/99-12/31/99)                 2.365          259
================================================================================
1999 END OF AUGUST                                        -             -
            SEPTEMBER                                  0.280           30
            OCTOBER                                       -             -
            NOVEMBER                                      -             -
            DECEMBER                                   1.350           148
2000 END OF JANUARY                                       -             -
            FEBRUARY                                      -             -
            MARCH                                      0.270            30
            APRIL                                         -             -
            MAY                                           -             -
            JUNE                                       0.260            29
            JULY                                          -             -
================================================================================

(3)  Record of Sales and Repurchase

          Record of sales and repurchase as of the end of each fiscal year and number of outstanding Shares of the Fund as of the end of each fiscal year are as follows:


--------------------------------------------------------------------------------
                         Number of           Number of           Number of Out-
                        Shares Sold     Shares Repurchased      standing Shares
                          (000)                 (000)                     (000)
--------------------------------------------------------------------------------
 The 20th Fiscal Year    27,843              (10,886)                   63,793
 1/1/90-12/31/90         (-)                 (-)                       (-)
--------------------------------------------------------------------------------
 The 21st Fiscal Year    59,200              (15,993)                  107,000
 1/1/91-12/31/91         (-)                 (-)                       (-)
--------------------------------------------------------------------------------
 The 22nd Fiscal Year    93,737              (25,746)                  174,991
 1/1/92-12/31/92         (-)                 (-)                       (-)
--------------------------------------------------------------------------------
 The 23rd Fiscal Year   173,680              (36,146)                  312,525
 1/1/93-12/31/93         (-)                 (-)                       (-)
--------------------------------------------------------------------------------
 The 24th Fiscal Year   106,735              (86,104)                  333,156
 1/1/94-12/31/94         (-)                 (-)                       (-)
--------------------------------------------------------------------------------
 The 25th Fiscal Year    72,290              (54,185)                  351,261
 1/1/95-12/31/95         (-)                 (-)                       (-)
--------------------------------------------------------------------------------
 The 26th Fiscal Year    71,401              (80,687)                  341,975
 1/1/96-12/31/96         (-)                 (-)                       (-)
--------------------------------------------------------------------------------
 The 27th Fiscal Year    72,798              (65,083)                  349,690
 1/1/97-12/31/97         (-)                 (-)                       (-)
--------------------------------------------------------------------------------
 The 28th Fiscal Year    87,548              (53,098)                  384,140
 1/1/98-12/31/98         (-)                 (-)                       (-)
--------------------------------------------------------------------------------
 The 29th Fiscal Year    74,058              (88,183)                  370,016
 1/1/99-12/31/99         (-)                 (-)                       (-)
--------------------------------------------------------------------------------

II.       OUTLINE OF THE TRUST

(A)       Law of Place of Incorporation
               The Trust was organized as a Delaware Corporation in 1968, before becoming a Maryland corporation in 1973, and then reorganized as a Delaware business trust in May, 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard/Wellesley Income Fund, Inc. The Trust is registered with the SEC under the 1940 Act as an open-end, diversified management investment company. The Trust currently offers a single class of shares, but has the ability to offer additional classes of shares. There is no limit on the number of full and fractional shares that the Fund may issue.

(B)       Outline  of the  Supervisory  Authority
               Refer to I - l (B) Outline of the Supervisory Authority.

(C)       Purpose of the Trust
               The Trust was established to conduct, operate, and carry on the business of a management investment company registered under the 1940 Act through one or more series investing primarily in securities.

(D)       History of the Fund
          September 24, 1968: Organized as a Delaware corporation
          January 10, 1973: Reorganized as a Maryland corporation
          May  1, 1998: Reorganized as a Delaware business trust

(E)       Amount of Capital Stock
               Not applicable.

(F)       Structure of the Management of the Fund
               The Trustees have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Agreement and Declaration of Trust. The Agreement and Declaration of Trust provides that the Trustees have the power to do all things and execute all instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Fund.

               The number of Trustees shall be from 1 to 15 as fixed from time to time by the Trustees. If any vacancies shall exist, the remaining Trustees shall fill such vacancy by appointing such other individual as they in their discretion shall see fit. A Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of each series. The Trustees shall hold office during the lifetime of this Fund and until its termination or until he or she resigns, is removed or dies.

               The Trustees of the Trust are authorized by the Agreement and Declaration of Trust to issue Shares and to authorize the division of Shares into one or more series. The assets of each series shall irrevocably belong to that series for all purposes. The variations in the relative rights, privileges and preferences as between the different series shall be fixed and determined by the Trustees. The Trustees may authorize the division of Shares of any series into Shares of one or more classes of such series, with such variations between classes as may be approved by the Board of Trustees.

               Under the Agreement and Declaration of Trust, the Shareholders have the power, as and to the extent provided therein, to vote only
          (i) for the election or removal of Trustees as provided in Article IV,
          Section 1 of the Agreement and Declaration of Trust, and (ii) with respect to such additional matters relating to the Fund as may be required by the applicable provisions of the 1940 Act, including
          Section 16(a) thereof, and (iii) on such other matters as the Trustees may consider necessary or desirable. Each Shareholder shall have one vote for each U.S. Dollar (and a fractional vote for each fractional Dollar) of the net asset value of each Share (including fractional Shares) held by such Shareholder on the record date on each matter submitted to a vote at a meeting of Shareholders. There shall be no cumulative voting in the election of Trustees. Votes may be made in person or by proxy. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

               Meetings of the Shareholders may be called by the Trustees. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by delivering personally or mailing such notice not more than ninety (90), nor less than ten (10) days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Fund.

               Except as otherwise provided by the Investment Company Act of 1940 or in the Agreement and Declaration of Trust, at any meeting of Shareholders, the presence in person or by proxy of the holders of record of Shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

               The Trustees are authorized by the Agreement and Declaration of Trust to adopt By-Laws not inconsistent with the Agreement and Declaration of Trust to provide for the conduct of the business of the Fund. The By-Laws contemplate that the Trustees shall elect a Chairman, a President, a Treasurer and a Secretary. The Trustees may elect or appoint such other officers or agents as the business of the Fund may require. The Trustees may delegate to any officer or committee the power to appoint any subordinate officers or agent. The Trustees may amend or repeal the By-Laws of the Trust to the extent such power is not reserved to the Shareholders.

               The Trustees may in their discretion provide for regular or stated meetings of the Trustees. Notice of regular or stated meetings need not be given. Meetings of the Trustees other than regular or stated meetings shall be held whenever called by the Chairman or by any Trustee. Notice of the time and place of each meeting other than regular or stated meetings shall be mailed to each Trustee at least two days before the meeting, or shall be telegraphed, cabled, or wirelessed to each Trustee, or personally delivered to him at least one day before the meeting.

               A majority of the Trustees present in person at any regular or special meeting of the Trustees shall constitute a quorum for the transaction of business at such meeting. Except as otherwise required by law, the Agreement and Declaration of Trust or the Trust's By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting at which a quorum is present, or by written consent of all of the Trustees.

               The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers and Shareholders of the Fund under the circumstances and on the terms specified therein.

(G)       Information Concerning Major Shareholders
               As of the date hereof, no person owned of record 5% or more of the outstanding Shares of the Fund.

(H)       Information Concerning Directors, Officers and Employees
               (1) Trustees and Officers of the Fund


                                                   (as of the end of July, 2000)
-------------------------------------------------------------------------------------------------------
Name                  Office and Title     Resume                                          Shares Owned
-------------------------------------------------------------------------------------------------------
John J. Brennan       Chairman, Chief      Chairman, Chief Executive Officer and            3,540.754
                      Executive Officer    President of The Vanguard Group, Inc.
                      and Trustee

JoAnn Heffernan       Trustee              Vice President, Chief Information Officer,               0
Heisen                                     and member of the Executive Committee of
                                           Johnson and Johnson, Director of Johnson &
                                           Johnson*Merck Consumer Pharmaceuticals Co.,
                                           The Medical Center at Princeton, and Women's
                                           Research and Education Institute.

Bruce K. MacLaury     Trustee              President Emeritus of The Brookings                      0
                                           Institution; Director of American Express
                                           Bank, Ltd., The St. Paul Companies, Inc., and
                                           National Steel Corp.

Burton G. Malkiel     Trustee              Chemical Bank Chairman's Professor of                    0
                                           Economics, Princeton University; Director of
                                           Prudential Insurance Co. of America, Banco
                                           Bilbao Gestinova, Baker, Fentress & Co., The
                                           Jeffrey Co., and Select SPDR Trust.

Alfred M. Rankin, Jr. Trustee              Chairman, President, Chief Executive Officer,            0
                                           and Director of NACCO Industries; and
                                           Director of the BF Goodrich Co.


                                      -60-

James O. Welch, Jr.   Trustee              Retired Chairman of Nabisco Brands, Inc.;                0
                                           retired Vice Chairman and Director of RJR
                                           Nabisco; Director of TECO Energy, Inc., and
                                           Kmart Corp.

J. Lawrence Wilson    Trustee              Retired Chairman of Rohm & Haas Co.; Director            0
                                           of Cummins Engine Co., The Mead Corp., and
                                           AmeriSource Health Corp.; and Trustee of
                                           Vanderbilt University.

Raymond J. Klapinsky  Secretary            Managing Director of The Vanguard Group,                 0
                                           Inc., Secretary of The Vanguard Group, Inc.,
                                           and of each of the investment companies in
                                           The Vanguard Group.

Thomas J. Higgins     Treasurer            Principal of The Vanguard Group, Inc.;                   0
                                           Treasurer of each of the investment companies
                                           in The Vanguard Group.

Robert D. Snowden     Controller           Principal of The Vanguard Group, Inc.;                   0
                                           Controller of each of the investment
                                           companies in The Vanguard Group.
-------------------------------------------------------------------------------------------------------



(2)       Employees of the Trust
               The Trust does not have any employees.

(I)       Description of Business and Outline of Operation
               The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained The Vanguard Group, Inc., as Investment Management Company and Transfer and Dividend-Paying Agent, Wellington Management Company, LLP, as Investment Adviser, and The Chase Manhattan Bank, as Custodian, to hold the assets of the Fund in custody.

(J)       Miscellaneous

(1)       Changes of Trustees and Officers
               Trustees may be removed by, among other things, a vote of two-thirds of the outstanding Shares of each series. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate, provided, however, that the number of Trustees shall in no event be more than 15. The Trustees may elect and remove officers as they consider appropriate.

(2)       Amendment to the Agreement and Declaration of Trust
               Generally, approval of Shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, designation of a series, any change which does not adversely affect the economic value or legal rights of a Shareholder, or changes deemed advisable by the Trustees to conform the Agreement and Declaration of Trust to the requirements of applicable laws.

(3)       Litigation and Other Significant Events
               Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year end of the Fund is December 31.


III.     OUTLINE OF THE OTHER RELATED COMPANIES

(A) The Vanguard Group, Inc. (the "Investment Manager" and the "Transfer and Dividend-Paying Agent")

(1)       Amount of Capital
          US$ 100,025,410 (approximately \10,552,680,755)

(2)       Description of Business
          The Vanguard Group, Inc. was established in 1974 under the laws of Pennsylvania and is registered as an investment adviser under the Investment Advisers Act of 1940. The Vanguard Group, Inc. was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the Shareholders of the Fund and other members of The Vanguard Group of Investment Companies (separately, the "Vanguard funds"). The Amended and Restated Funds' Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in The Vanguard Group, Inc. as contributions to Vanguard's capitalization, and that there is no limit on the U.S. Dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1999, the Fund had contributed capital of U.S. $1,500,000 to The Vanguard Group, Inc., representing 0.02% of the Fund's net assets, and 1.5% of Vanguard's capitalization.

(3)       Outline of Business Relationship with the Fund
          The Vanguard Group, Inc. acts as investment manager and transfer and dividend-paying agent to the Fund.

(B)       The Chase Manhattan Bank(the  "Custodian")

(1)       Amount of Capital as of the end of June, 2000
          US$2,151 million  (approximately \226.9 billion)

(2)       Description of Business
          The  Chase   Manhattan   Bank  engages  in  business  as  a  financial
          institution.

(3)       Outline of Business Relationship with the Fund

          The Chase Manhattan Bank acts as custodian and renders custody services to the Fund.

(C)       Wellington Management Company, LLP (the "Investment Adviser")

(1)       Amount of partners' contribution
          $112,867 thousand (approximately(Y)11,907 million) as of the end of December, 1999

(2)       Description of Business
          Wellington Management Company, LLP ("WMC") is a professional investment counseling firm that provides investment services to investment companies, other institutions and individuals. WMC managed more than $235 billion in stock and bond portfolios, including 15 Vanguard funds as of December 31, 1999. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960.WMC discharges its responsibilities subject to the control of the officers and Trustees of the Fund. WMC is a Massachusetts limited liability partnership whose managing partners are: Messrs. Duncan M. McFarland, John R. Ryan and Ms. Laurie A. Gabriel.

(3)       Outline of Business Relationship with the Fund
          The Fund employs WMC under an investment advisory agreement to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. The Fund pays WMC its advisory fee at the end of each fiscal quarter. The fee is based on certain annual percentage rates applied to the Fund's average month-end net assets for the quarter. The advisory fee can be increased or decreased based on the difference between the Fund's total return performance and that of an unmanaged composite index.

               The Fund's Board of Trustees may, without prior approval from Shareholders, change the terms of an advisory agreement or hire a new investment adviser - either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to Shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

(D)       Monex, Inc. (the "Agent Company" and the "Distributor in Japan")
               (1) Amount of Capital: \ 3,551,264,000 as of the end of June, 2000.
               (2) Description of Business: Monex, Inc. engages in business as a securities company in Japan.
               (3) Outline of Business Relationship with the Fund: Monex, Inc. acts as the Agent Company and the Distributor in Japan.

(D)       Capital Relationships
          The Trust contributed 1.5% of the capitalization of The Vanguard Group, Inc.

(E)       Interlocking Directors

--------------------------------------------------------------------------------
                                      Trust                Investment Manager
--------------------------------------------------------------------------------
     John J. Brennan                  Chairman          Chairman, President and
                               Chief Executive Officer  Chief Executive Officer
                                      Trustee
--------------------------------------------------------------------------------

   JoAnn Heffernan Heisen             Trustee              Director
--------------------------------------------------------------------------------
   Burton G. Malkiel                  Trustee              Director
--------------------------------------------------------------------------------
   Alfred M. Rankin, Jr.              Trustee              Director
--------------------------------------------------------------------------------
   James O. Welch, Jr.                Trustee              Director
--------------------------------------------------------------------------------
   J. Lawrence Wilson                 Trustee              Director
--------------------------------------------------------------------------------

IV.       FINANCIAL CONDITIONS OF THE FUND

1.        FINANCIAL STATEMENTS

 a. The following financial statements in the Japanese language of the Fund for the recent two years are the translations into the Japanese language of its original audited financial statements prepared by the Fund (except for Japanese Yen amount converted). These translations are incorporated into this document by application of the proviso of the Article 127-5 of the "Regulations Concerning the Terms, Forms and Methods of Preparation of Financial Statements, Etc. (Ministry of Finance Ordinance No. 59 of 1963)" in accordance with the "Ministerial Ordinance re: Disclosure of Information, Etc. of the Specified Securities (Ministry of Finance Ordinance No. 22 of 1993)".

          The above original financial statements of the Fund are audited by PricewaterhouseCoopers LLP who are the auditors in the Fund's home country. Its audit reports are obtained as shown on the following pages.

b.        The original  financial  statements  of the Fund are expressed in U.S.
          Dollars. The Japanese translations of the financial statements contain certain Japanese Yen amounts converted. Such conversion is made at the rate which is the mean of T.T. selling and buying exchange rates vis-a-vis customers quoted by The Bank of Tokyo-Mitsubishi, Ltd. on July 31, 2000 (US$1=(Y)109.65). The Yen amounts are rounded in thousands.

2.        CONDITION OF THE FUND
               (a)  Statement of Net Assets (As of the end of July, 2000)

                                                    (As of the end of July, 2000
--------------------------------------------------------------------------------
                                      US$                       JPY
                                                         (in thousands except)
--------------------------------------------------------------------------------
a. Total Assets               6,116,793,065.42              670,706,360
--------------------------------------------------------------------------------
b. Total Liabilities             32,200,502.57                3,530,785
--------------------------------------------------------------------------------
c. Total Net Assets           6,084,592,562.85              667,175,575
        (a-b)
--------------------------------------------------------------------------------
d. Total Number of Shares       318,622,481.27 shares
   Outstanding
--------------------------------------------------------------------------------
e. Net Asset Value                       19.10                 2,093.94
   per Share (c/d)
--------------------------------------------------------------------------------

(b)       Names of Major Portfolio Equity Shares

                               [ TOP 30 by Excel]

V.        SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT
          FUND SECURITIES

1.        Transfer of the Shares
               The transfer agent for the Shares is The Vanguard Group, Inc., whose address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

               The Japanese investors who entrust the custody of their Shares to a Sales Handling Company shall have their Shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

               No fee is chargeable for the transfer of Shares.

2.        The Closing Period of the Shareholders' Book
               No provision is made.

3. There are no annual Shareholders' meetings. Special Shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.

4.        No special privilege is granted to Shareholders.
               The acquisition of Shares by any person may be restricted.

VI.       MISCELLANEOUS

(1)       The  ornamental   design  is  used  in  cover  page  of  the  Japanese
          Prospectus.

[(2) Summarized Preliminary Prospectus will be used. Attached document will be used pursuant to the below, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.

               (a) The content of the Summarized Preliminary Prospectus may be publicized by leaflets, pamphlets, direct mails (post cards and mailers in envelopes) or by an internet home page, newspapers, magazines and other books.

               (b) The layout, quality of papers, printing color, design etc. of the Summarized Preliminary Prospectus may vary depending on manner of usage. Photos and illustrations set forth in the attached may be used.]

PART III. SPECIAL INFORMATION

I.        OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN DELAWARE

 A.       Outline of the Investment Trusts in Delaware
     Delaware business trusts are governed by Chapter 38 of the Delaware Code. See Part II, Information Regarding the Issuer, Section I.1.(3) a. for a summary of the provisions contained in Chapter 38. To create a trust, a certificate of trust is filed with the Secretary of State of the State of Delaware. Delaware business trusts are a common organizational form for U.S. registered management investment companies.

 B.       The System of Mutual  Funds  created as  Delaware  Business  Trusts in
          Delaware
     A Delaware business trust is in the widest sense a business organization like a corporation or partnership. It can issue shares (beneficial holdings) which may be freely transferred; the holders of such shares may receive dividends out of the income of the trust; and the management is separate from the ownership of each organization. Except to the extent otherwise provided in the governing instrument of a Delaware business trust, the business and affairs of a Delaware business trust shall be managed by or under the direction of its trustees. See section 3806 of the Delaware Business Trust Act.

     Additionally, as a registered investment company (mutual fund), a Delaware business trust is regulated by the 1940 Act and other related U.S. federal and state laws. As long as a Delaware business trust operates as a registered mutual fund, the shareholders of the trust derive certain rights and protections under the U.S. federal securities laws. Such federal laws prohibit all false and misleading statements or omissions of material facts from the contents of the mutual fund's registration statement filed with the SEC. Further, various securities laws contain similar prohibitions in connection with the offer, sale and advertising of mutual funds.

          (1) Formation of a Delaware  Business Trust
               A Delaware business trust is created by a trust instrument ("Declaration") and the filing of a certificate of trust pursuant to section 3810 of the Delaware Business Trust Act. Property of the trust is transferred to the trustees in accordance with the Declaration, and the trustees manage and operate the trust for the benefit of the beneficial shareholders, whose shares may be freely transferred.

               A Declaration generally contains such matters as the name of the trust, purpose, compensation to be paid to the trustees, powers and responsibilities of the trustees, shareholder meetings, rights of shareholders, payment of dividends, redemption of shares, period and termination of the trust, and the governing law of the trust.

               To become a registered mutual fund, a registration statement must be filed with the SEC under the Securities Act of 1933 and an election must be made under the 1940 Act.

          (2) Issuance of Shares
               In order to issue mutual fund shares, a fund must have a prospectus which contains various items of disclosure relating to the fund and its shares, such as: the fees associated with a purchase of the fund's shares, financial information about the fund for the past five years (or for the length of time the fund has been in operation), the fund's objectives and policies, any investment restrictions, the price at which shares may be purchased, the method by which shareholders may purchase and redeem shares, dividend and tax information relating to the ownership of shares, descriptions of the fund's management and expenses paid by the fund, a description of the fund's shares and any other information the fund desires to provide potential shareholders. The regulations regarding the issuance of a mutual fund's shares are the U.S. federal securities laws, Blue Sky laws and various sections of the Internal Revenue Code. The shares may not be issued unless the fund has an effective registration statement on file with the SEC. Further, each share of stock issued by a mutual fund must be a voting share and have equal voting rights with all other outstanding voting shares.

          (3) Management and Operation of a Mutual Fund
               Management and operation of a mutual fund is generally conducted by having an investment advisory agreement with an investment adviser. The requirements for becoming an investment adviser for a mutual fund are that the adviser must be a registered investment adviser under the Investment Advisers Act of 1940, and must have been approved by the Board of Trustees/Directors of a fund and its shareholders. The investment adviser discloses certain information to the competent supervisory authorities and the fund's shareholders, in accordance with the investment advisory agreement, with respect to the management and operation of the fund's assets.

               An advisory fee calculated in accordance with the net asset value of the fund is paid to the investment adviser. An investment adviser generally executes an investment advisory agreement with a fund relating to the investment and reinvestment of the fund's assets. Such investment and reinvestment must be conducted subject to the investment objectives and restrictions provided for in the prospectus and other governing instruments.

 a.       Valuation of Assets
          The fund's net asset value per share is calculated each business day of the fund, and it is furnished to the National Association of Securities Dealers, Inc. (the "NASD"). Major newspapers in the United States obtain the information from the NASD and report such information on a daily basis. The total net asset value of the fund is determined by subtracting the fund's total liabilities from its total assets. The net asset value per share of the fund is determined by dividing the fund's net assets by the total number of shares outstanding at the time of calculation.

 b.       Sale, Redemption and Custody of Shares

               (i) The purchase price of a fund's shares will be the net asset value per share next computed after receipt of the sales order by the fund plus the sales charge, if applicable. Such purchase price is set forth in the prospectus.

               (ii) Redemption  of  shares  shall be made  for one  share or its multiple, and the redemption price per share shall be the net asset value per share next computed after receipt by the fund of the order and share certificate if share certificates have been issued. Subject to certain rules of the SEC, the fund may suspend the right of redemption temporarily. The principal underwriter may charge fees upon such redemption.

               (iii)Custody of Shares
                    Investors' shares are usually held in book entry form by the fund's transfer agent. Certificates for shares are issued only on request of the shareholder. The transfer agent will furnish such shareholders with detailed statements of their accounts. In cases where certificates for shares have been issued to investors, such certificates for shares are usually in the custody of the shareholders.

 c.       Outline of Disclosure Requirements
               (i)  Disclosure to shareholders
                    In accordance with the 1940 Act, a fund sends to its shareholders annual and semi-annual reports relating to its operations that contain financial information.

               (ii) Disclosure to the SEC
                    Pursuant to the 1940 Act, a fund reports details of its financial condition and business operations to the SEC by annual and semi-annual reports.

 d.       Shareholders' Rights, and Procedures for the Exercise Thereof
                    Shareholders must be registered with a fund in order to exercise shareholders' rights directly against the fund. The representative right afforded to shareholders is the voting right. Other rights include the right to receive dividends, the right to receive distributions upon dissolution, the right to inspect accounting books and the like, the right to transfer shares, and other rights with respect to the U.S. registration statement (including the prospectus).

               (i)  Voting rights
                    Shareholders are entitled to one vote for each full fund share owned and a proportionate fractional vote for each fractional share owned with respect to such matters as the election and removal of trustees, approval or termination of any investment advisory, management or underwriting agreement, whether an action should be brought derivatively or as a class action on behalf of the fund, and certain amendments to the trust agreement. Voting rights shall be exercised at a shareholders' meeting, or without meeting if a consent in writing setting forth such action is signed by the shareholders entitled to vote on the subject matter thereof holding a majority of the shares entitled to vote thereon. Shareholders' meetings shall be convened by the trustees or such other persons as specified in the fund's By-laws, and the meeting shall be held at the head office of the fund or such other place as the trustees may designate. Shareholders representing more than 50% of the outstanding shares entitled to vote being present (including those present by proxy) shall constitute a quorum unless otherwise provided for in any applicable statutes, rules and regulations, and, except as otherwise provided by law, the fund's Declaration of Trust, or By-laws, approval of a matter is given by vote (including vote by proxy) of a majority of the shares present and entitled to vote.

               (ii) Redemption rights
                    Shareholders are entitled to request redemption of shares at their net asset value at any time, provided that the fund may suspend the right of redemption temporarily during the periods subject to the rules of the SEC under the 1940 Act.

               (iii) Right to receive dividends
                    Shareholders are entitled to receive any declared distributions for each share held by them. Record dates are designated for the payment of distributions and payments are usually made during the months in which the record date falls or in the following month.

               (iv) Right to receive distributions upon dissolution
                    Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them.

               (v)  Right to inspect accounting books and the like
                    Shareholders are entitled to inspect the Declaration of Trust and, subject to the discretion of the court, the fund's accounting books and minutes of shareholders' meetings.

               (vi) Right to transfer shares
                    Shares are transferable without restriction.

               (vii) Rights with respect to the U.S. registration statement

                    The Securities Act of 1933 provides that if any effective part of the registration statement contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading, any person acquiring such security may sue every person who signed the registration statement, every person who was a trustee (or person performing similar functions) of the issuer at the time of filing of the registration statement, certain other persons who prepared any part of the registration statement and every underwriter with respect to such security.

 e.       Related Company and Others

               (i)  Investment management company
                    The investment management company ordinarily sponsors or organizes the mutual fund. The duties of the investment management company include the management of the fund's investments and performance of certain administrative, clerical, bookkeeping and accounting services as set forth in an agreement with the fund.

               (ii) Investment adviser
                    The investment adviser shall manage and operate the assets of a fund subject to the terms of the investment advisory agreement and the fund's investment objectives and restrictions. The requirements for becoming an investment adviser are that the adviser must be a registered investment adviser under the Investment Advisers Act of 1940 and must have been approved by the Board of Trustees/Directors of a fund and its shareholders.

               (iii) Underwriter-distributor
                    The underwriter-distributor is usually connected with the investment management company. Frequently, the underwriter-distributor is a subsidiary of the investment management company. The underwriter-distributor must register as a broker-dealer with the SEC and must join the NASD.

               (iv) Custodian
                    The mutual fund usually appoints a bank to hold its securities and other assets as custodian. The requirements for becoming a custodian of a mutual fund are that the entity be either a bank having aggregate capital, surplus and undivided profits of not less than U.S.$500,000, be a member of a national securities exchange, or be a central certificate depositary established by a national securities exchange or a registered national securities association. A mutual fund may act as its own custodian under certain circumstances.

 f.       Governing Laws and Competent Authorities

               (i) Governing laws regarding the creation and operation of a mutual fund created as a Delaware business trust
                    A Delaware business trust is created under the laws of the State of Delaware and is subject to the laws of that state. With respect to its operation as a mutual fund, it is also subject to the 1940 Act, the United States Internal Revenue Code, and regulations promulgated under each statute. With respect to the sale of its Shares, the fund is subject to the Securities Act of 1933, the Securities Exchange Act of 1934, the Blue Sky Laws and the regulations promulgated under said laws. In addition, a Delaware business trust and its trustees may be subject to common law principles established through judicial decisions.

                    The substance of the governing law is as follows:

                    Delaware Business Trust Act (Delaware Code Chapter 38 et seq. ("Treatment of Delaware Business Trusts"))
                    Chapter 38 provides as follows:

                    Delaware has had in effect since October 1, 1988, the Business Trust Act which expressly recognizes the Delaware business trust. The principal purpose of the Business Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions.

                    The Business Trust Act permits the trust agreement of a business trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the business trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.

                    A Delaware business trust may be merged or consolidated with a foreign or Delaware corporation, limited partnership, limited liability company or business trust pursuant to statutory procedures contained in the Business Trust Act. A merger or consolidation may be pre-authorized, or may be conditioned upon the approval of a specific class or percentage of trustees or beneficial owners, as set forth in the trust agreement of the business trust. Thus, a business trust may be converted into another form of business entity in order to take advantage of future changes in the tax laws or the securities markets.

                    Under the  Business  Trust Act, the  beneficial  owners of a
                    Delaware   business  trust  have  the  same  limitations  of
                    personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a business trust is managed by or under the direction of its trustees, who are not liable for the obligations of the business trust. The Business Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. This requirement may be satisfied by engaging a trust company with its principal place of business in Delaware. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the business trust with such rights, powers and duties as are set forth herein.

                    To the extent that trustees or other persons who are responsible for managing the business trust have duties
                    (including fiduciary duties) and liabilities relating thereto to the business trust or to the beneficial owners, such persons' duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable for their good faith reliance on the provision of the trust agreement.

          Common Law

                    Common law is non-statutory law developed through court judgments. Certain legal principles developed through decisions rendered by the courts of the State of Delaware may be applicable to Delaware business trusts and trustees of such trusts.

          Investment Company Act of 1940

                    The Investment Company Act of 1940 ("the 1940 Act") gives the SEC the authority to enforce the 1940 Act's provisions. The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii) submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits such companies from changing the nature of their business or other fundamental policies without the approval of the shareholders. The 1940 Act regulates the custody of the fund's assets and, more generally, the fund's business and conduct.

          Securities Act of 1933

                    The Securities Act of 1933 (the "1933 Act") regulates the registration of securities. The 1933 Act requires information with regard to securities being issued or sold to be disclosed by means of a registration statement, including a prospectus. The 1933 Act makes any fraudulent act in connection with the issuance or sale of such securities unlawful.

          Securities Exchange Act of 1934

                    The Securities Exchange Act of 1934 (the "1934 Act") regulates the purchase and sale of securities and pertains to continuous disclosure with respect to securities, proxy statements, unlawful use of inside information and other fraudulent conduct. It also includes provisions relating to the securities markets as well as extensive regulations relating to securities dealers.

          The Internal Revenue Code of 1986

                    The Code provides for the qualification of a fund to be treated as a regulated investment company.

               (ii) Outline of the Supervisory Authorities
                    A Delaware business trust which operates as a registered investment company is subject to supervision by the SEC and the securities authorities of the various U.S. states.

          The SEC

(a)       Acceptance of registration applications
          (Sections 7 and 8 of the 1940 Act)

                    An investment company must register with the SEC by filing a notification of registration in such form as the SEC shall prescribe. An investment company is deemed to have been registered when it has filed such registration notification with the SEC. After filing the proscribed notification, an investment company must file a registration statement with the SEC.

(b) Suspension or revocation of registration as a registered investment company
          (Section 8 of the 1940 Act)

                    An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report if either is materially defective.

(c)       Supervision of changes in trustees and officers

          (Section 9(b) of the 1940 Act)

                    The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain U.S. federal securities laws.

(d)       Examination of registration statement
          (Sections 5 and 8 of the 1933 Act)

                    In order to sell shares to the public, a fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it is defective, may order its modification or deny its effectiveness. Parts A and B of the Form N-1A registration statement consist of the investment company's prospectus and statement of additional information, respectively.

(e)       Supervision of the business
          (Section 12 of the 1940 Act)

                    The SEC regulates the function and activities of investment companies, including such matters as the purchase of securities on margin, short sales of securities, underwriting commitments, acquisition of securities issued by other investment companies, organization of face amount certificate companies, acquisition of voting stock of insurance companies and other matters.

(f)       Acceptance of periodic reports
          (Section 30 of the 1940 Act)

                    The SEC requires all investment companies to submit annual and other reports. The SEC regulates the content of these reports, thereby exercising its supervisory authority.

          State Securities Supervisory Authorities

(a)       Provisions concerning licenses

                    Most states require brokers, dealers, securities salespersons, and certain investment advisers either to acquire licenses from the state or, at least, to be registered with a state agency.

(b)       Provisions concerning registration of securities

                    Most  of  the  50  states   require   notification   of  the
                    availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.

(c)       Provisions concerning prevention of fraud

                    In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

 g.       Dissolution, Termination, etc.
               (i)  Dissolution and termination

                    In order to dissolve or terminate a fund, one must obtain approval of the fund's Board of Trustees/Directors to such action, notify shareholders and file appropriate documents with the SEC. To liquidate a fund, all of the assets of the fund must be distributed to its shareholders.

               (ii) Amendments to the trust agreements

                    Amendments to the trust agreement may be made by vote or with the written consent of the trustees and, as to some matters which might have detrimental effects upon the shareholders, by approval of the holders of a majority of the outstanding Shares.

 h.       Taxation of a Delaware business trust

                    If a fund complied with the conditions contained in Section 851 of the Internal Revenue Code, the fund is qualified as a regulated investment company, and distributes all of its net investment income and net capital gains, if any, to shareholders annually. Thus it will be relieved of any U.S. federal income tax liability. Income dividends and net short-term gains distributions received by shareholders are taxable as ordinary income and net long-term gains are taxable as capital gains regardless of how long the shareholder has held the shares of the fund.

II.       FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

A. The combined consolidated financial statements of the Investment Management Company and the Vanguard Funds for the most recent two years are the translations of the originals of the audited proforma combined financial statements made by the Investment Management Company and the Vanguard Funds applying the proviso of the article 127-5 of "Regulations Concerning the Terms, Forms and Methods of Preparation of Financial Statements, Etc. (Ministry of Finance Ordinance No. 59 of 1963)" in accordance with the "Ministerial Ordinance re: Disclosure of Information, Etc. of the Specified Securities (Ministry of Finance Ordinance No. 22 of 1993)", excluding the translated Yen amounts.

     The above financial statements are audited by PricewaterhouseCoopers LLP (formerly Price Waterhouse LLP) who are the auditors in the Investment Management Company's home country and their audit reports are obtained as shown on the following pages.

B. Original proforma combined financial statements of the Investment Management Company and the Vanguard Funds are expressed in U.S. Dollars. In this Japanese version, the equivalents in Japanese Yen are accompanied. The amounts in Japanese Yen are translated at the mean of T.T. buying and selling exchange rates vis-a-vis customer of The Bank of Tokyo - Mitsubishi, Ltd., on July 31, 2000 (US$1 =(Y)109.65) and are rounded in thousands.

II.       FORM OF FOREIGN INVESTMENT FUND SECURITIES
          No Share certificates of the Fund shall be issued.

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                 FACE                     MARKET
                                               AMOUNT                     VALUE*
WELLESLEY INCOME FUND                           (000)                      (000)
--------------------------------------------------------------------------------
CORPORATE BONDS (44.5%)
--------------------------------------------------------------------------------
FINANCE (14.7%)
Allstate Corp.
  6.75%, 5/15/2018                             30,000           $         26,697
  7.50%, 6/15/2013                             20,000                     19,677
American Re Corp.
  7.45%, 12/15/2026                            25,000                     23,372
Associates Corp. of North America
  6.25%, 11/1/2008                             25,000                     22,984
Bank One Corp.
  7.75%, 7/15/2025                             40,000                     38,773
BankBoston Corp.
  6.625%, 12/1/2005                            15,000                     14,279
  6.875%, 7/15/2003                            10,000                      9,847
Boatmen's Bancshares Inc.
  7.625%, 10/1/2004                            10,000                     10,163
CIGNA Corp.
  7.875%, 5/15/2027                            25,000                     23,286
Cincinnati Financial Corp.
  6.90%, 5/15/2028                             25,000                     21,697
Citicorp
  6.65%, 12/15/2010                            25,000                     23,125
  7.125%, 9/1/2005                             15,000                     14,821
Citigroup, Inc.
  6.625%, 1/15/2028                            25,000                     21,218
CoreStates Capital Corp.
  6.625%, 3/15/2005                            20,000                     19,235
Equitable Companies Inc.
  7.00%, 4/1/2028                              25,000                     22,354
Farmers Exchange Capital
  7.05%, 7/15/2028                             25,000                     20,911
Fifth Third Bancorp
  6.75%, 7/15/2005                             25,000                     24,266
First Bank N.A.
  7.55%, 6/15/2004                              8,000                      8,072
First Bank System
  6.625%, 5/15/2003                            10,000                      9,793
  7.625%, 5/1/2005                              7,500                      7,515
First Chicago Corp.
  7.625%, 1/15/2003                            15,000                     15,119
First Union Corp.
  6.00%, 10/30/2008                            15,000                     13,348
Fleet Financial Group, Inc.
  6.875%, 3/1/2003                             30,000                     29,598
General Electric Capital Corp.
  8.125%, 5/15/2012                            10,000                     10,501
General Electric Capital Services
  7.50%, 8/21/2035                             14,000                     13,423
General Electric Global Insurance
  Holdings Corp.
  7.00%, 2/15/2026                             60,000                     54,710

GMAC
  7.00%, 9/15/2002                             30,000           $         29,872
John Hancock Mutual Life
  Insurance Co.
  7.375%, 2/15/2024                            50,000                     46,207
Liberty Mutual Insurance Co.
  8.50%, 5/15/2025                             35,000                     34,128
Lumbermens Mutual Casualty Co.
  9.15%, 7/1/2026                              27,250                     26,219
MBIA Inc.
  7.00%, 12/15/2025                            19,500                     17,391
Massachusetts Mutual Life
  7.50%, 3/1/2024                               8,690                      8,101
  7.625%, 11/15/2023                           14,500                     13,857
Metropolitan Life Insurance Co.
  7.80%, 11/1/2025                             30,000                     29,362
J.P. Morgan & Co., Inc.
  5.75%, 10/15/2008                            20,000                     17,572
  6.25%, 1/15/2009                             20,000                     18,144
NBD Bank N.A.
  6.25%, 8/15/2003                             20,000                     19,296
National City Bank Cleveland
  6.50%, 5/1/2003                              10,000                      9,731
National City Bank Pennsylvania
  7.25%, 10/21/2011                            22,000                     21,182
National City Corp.
  7.20%, 5/15/2005                             20,000                     19,784
NationsBank Corp.
  7.75%, 8/15/2004                             20,000                     20,417
Republic New York Corp.
  5.875%, 10/15/2008                           15,000                     12,977
SunTrust Banks, Inc.
  6.00%, 2/15/2026                             25,000                     23,129
  6.125%, 2/15/2004                            20,000                     19,218
Transamerica Financial Corp.
  6.125%, 11/1/2001                            25,000                     24,574
Travelers Property Casualty Corp.
  7.75%, 4/15/2026                             25,000                     24,249
UNUM Corp.
  6.75%, 12/15/2028                            25,000                     20,440
Wachovia Corp.
  6.375%, 4/15/2003                            20,000                     19,574
  6.605%, 10/1/2025                            30,000                     28,891
                                                                ----------------
                                                                       1,023,099
                                                                ----------------
INDUSTRIAL (20.8%)
AirTouch Communications, Inc.
  6.35%, 6/1/2005                              25,000                     23,732
Aluminum Co. of America
  6.75%, 1/15/2028                             25,000                     21,664
Baxter International, Inc.
  7.65%, 2/1/2027                              25,000                     24,050
Bestfoods
  6.625%, 4/15/2028                            25,000                     21,933
Bristol-Myers Squibb Co.
  6.80%, 11/15/2026                            25,000                     23,137

Burlington Northern Santa Fe Corp.
  6.375%, 12/15/2005                           12,500           $         11,807
  6.875%, 12/1/2027                            25,000                     22,116
CPC International, Inc.
  7.25%, 12/15/2026                            25,000                     23,744
CSX Corp.
  7.95%, 5/1/2027                              25,000                     24,682
Caterpillar Inc.
  6.625%, 7/15/2028                            25,000                     21,546
Champion International Corp.
  7.35%, 11/1/2025                             30,000                     27,057
Chrysler Corp.
  7.45%, 3/1/2027                              25,000                     24,277
Coca Cola Enterprises
  5.75%, 11/1/2008                             25,000                     22,323
Comcast Cable Communications
  6.20%, 11/15/2008                            25,000                     22,629
Conoco Inc.
  6.35%, 4/15/2009                             25,000                     23,124
The Walt Disney Co.
  6.75%, 3/30/2006                             15,000                     14,631
E.I. du Pont de Nemours & Co.
  6.50%, 1/15/2028                             25,000                     21,766
  6.75%, 9/1/2007                              25,000                     24,181
Eaton Corp.
  6.50%, 6/1/2025                              10,000                      9,495
Ferro Corp.
  7.125%, 4/1/2028                             10,000                      8,276
Ford Motor Co.
  7.50%, 8/1/2026                              20,000                     19,256
  8.90%, 1/15/2032                             20,000                     22,283
General Motors Corp.
  7.40%, 9/1/2025                              30,000                     28,596
  9.40%, 7/15/2021                             20,000                     23,163
Georgia-Pacific Group
  7.25%, 6/1/2028                              25,000                     22,411
Gillette Co.
  5.75%, 10/15/2005                            35,000                     32,624
  6.25%, 8/15/2003                             10,000                      9,762
Hershey Foods Corp.
  6.95%, 3/1/2007                              13,000                     12,717
Hubbell Inc.
  6.625%, 10/1/2005                            10,000                      9,680
Illinois Tool Works, Inc.
  5.75%, 3/1/2009                              25,000                     22,405
International Business
  Machines Corp.
  7.00%, 10/30/2025                            35,000                     32,843
International Paper Co.
  7.625%, 1/15/2007                            15,000                     14,904
Johnson & Johnson
  6.73%, 11/15/2023                            15,000                     13,826
Kimberly-Clark Corp.
  6.25%, 7/15/2018                             25,000                     22,024
Eli Lilly & Co.
  7.125%, 6/1/2025                             25,000                     23,847

Lockheed Corp.
  6.75%, 3/15/2003                              7,000                      6,765
Masco Corp.
  6.625%, 4/15/2018                            20,000                     17,721
Mead Corp.
  7.35%, 3/1/2017                              10,350                      9,632
Merck & Co.
  6.30%, 1/1/2026                              25,000                     21,758
Minnesota Mining &
  Manufacturing Corp.
  6.375%, 2/15/2028                            35,000                     30,430
Mobil Corp.
  8.625%, 8/15/2021                            20,000                     22,284
Monsanto Co.
  6.75%, 12/15/2027                            20,000                     17,274
Motorola, Inc.
  7.50%, 5/15/2025                             25,000                     24,323
New York Times Co.
  8.25%, 3/15/2025                             26,000                     25,723
News America Holdings Inc.
  8.00%, 10/17/2016                            40,000                     39,113
Norfolk Southern Corp.
  7.80%, 5/15/2027                             25,000                     24,433
PPG Industries, Inc.
  6.875%, 2/15/2012                            10,200                      9,548
  9.00%, 5/1/2021                              15,000                     16,779
Phelps Dodge Corp.
  7.125%, 11/1/2027                            12,500                     10,624
Praxair, Inc.
  6.75%, 3/1/2003                              25,000                     24,446
Procter & Gamble Co.
  5.25%, 9/15/2003                             15,000                     14,173
  6.45%, 1/15/2026                             25,000                     22,029
Procter & Gamble Co. ESOP
  9.36%, 1/1/2021                              30,000                     34,474
Raytheon Co.
  7.20%, 8/15/2027                             25,000                     22,294
Rohm & Haas Co.
  7.85%, 7/15/2029                             25,000                     25,044
E.W. Scripps Co.
  6.625%, 10/15/2007                           20,000                     18,874
Joseph Seagram & Sons, Inc.
  7.50%, 12/15/2018                            20,000                     18,894
Tenneco Packaging Inc.
  8.125%, 6/15/2017                            30,000                     27,982
  8.375%, 4/15/2027                            20,000                     18,754
Texaco Capital
  8.625%, 4/1/2032                             25,000                     27,275
Time Warner Inc.
  6.625%, 5/15/2029                            25,000                     21,267
Tribune Co.
  6.875%, 11/1/2006                            20,000                     19,293
USX Corp.
  6.85%, 3/1/2008                              25,000                     23,520

USA Waste Services Inc.
  7.00%, 7/15/2028                             25,000           $         18,425
Ultramar Diamond Shamrock
  7.20%, 10/15/2017                            25,000                     22,159
Vulcan Materials Co.
  6.00%, 4/1/2009                              25,000                     22,384
Washington Post Co.
  5.50%, 2/15/2009                             50,000                     44,039
Weyerhaeuser Co.
  8.50%, 1/15/2025                             10,000                     10,600
Whirlpool Corp.
  9.00%, 3/1/2003                              10,000                     10,357
                                                                ----------------
                                                                       1,449,201
                                                                ----------------
UTILITIES (9.0%)
AT&T Corp.
  6.50%, 3/15/2029                             50,000                     42,884
Alabama Power Co.
  5.49%, 11/1/2005                              8,250                      7,520
Arizona Public Service Co.
  6.625%, 3/1/2004                             10,000                      9,729
Baltimore Gas & Electric Co.
  7.25%, 7/1/2002                              15,000                     15,075
BellSouth Telecommunications
  6.25%, 5/15/2003                             12,000                     11,724
Chesapeake & Potomac Telephone
  Co. (VA)
  7.875%, 1/15/2022                            16,000                     16,051
Consolidated Edison Co. of
  New York, Inc.
  6.375%, 4/1/2003                             20,000                     19,579
Duke Energy Corp.
  6.00%, 12/1/2028                             25,000                     19,922
El Paso Natural Gas Co.
  7.50%, 11/15/2026                            25,000                     22,872
Enron Corp.
  6.875%, 10/15/2007                           20,000                     18,939
Florida Power Corp.
  6.75%, 2/1/2028                              22,380                     19,730
GTE California Inc.
  6.70%, 9/1/2009                              25,000                     23,715
GTE Southwest, Inc.
  6.00%, 1/15/2006                             10,000                      9,258
Illinois Power Co.
  6.50%, 8/1/2003                              10,000                      9,679
Indiana Bell Telephone Co., Inc.
  7.30%, 8/15/2026                             30,000                     28,279
Kentucky Utilities Co.
  7.92%, 5/15/2007                              5,000                      5,076
MCI Communications Corp.
  7.50%, 8/20/2004                             15,000                     15,186
Michigan Bell Telephone Co.
  7.85%, 1/15/2022                             25,000                     24,885
New Jersey Bell Telephone Co.
  8.00%, 6/1/2022                              40,000                     41,076
New York Telephone Co.
  6.50%, 3/1/2005                              30,000                     28,924

Northern States Power Co.
  6.375%, 4/1/2003                              8,000           $          7,800
  7.125%, 7/1/2025                             30,000                     27,884
Ohio Bell Telephone Co.
  6.125%, 5/15/2003                            15,000                     14,532
Oklahoma Gas & Electric Co.
  6.50%, 4/15/2028                             12,770                     10,520
Pacific Bell
  7.125%, 3/15/2026                            25,000                     23,270
PacifiCorp
  6.625%, 6/1/2007                             10,000                      9,539
Pennsylvania Power & Light Co.
  6.50%, 4/1/2005                              15,000                     14,298
PECO Energy
  6.50%, 5/1/2003                              30,000                     29,252
Southwestern Public Service Co.
  7.25%, 7/15/2004                             10,000                      9,883
Sprint Capital Corp.
  6.875%, 11/15/2028                           20,000                     17,795
Tennessee Gas Pipeline Co.
  7.50%, 4/1/2017                              25,000                     23,850
Texas Utilities Electric Co.
  6.75%, 7/1/2005                              10,000                      9,645
Union Electric Co.
  6.875%, 8/1/2004                             10,000                      9,852
Wisconsin Electric Power Co.
  6.50%, 6/1/2028                              25,000                    21,320
Wisconsin Power & Light
5.70%, 10/15/2008                              12,650                     11,170
                                                                ----------------
                                                                         630,713
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $3,307,895)                                                      3,103,013
--------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(0.4%)
--------------------------------------------------------------------------------
Province of Manitoba
  6.125%, 1/19/2004                             7,000                      6,794
Province of Ontario
  6.00%, 2/21/2006                             25,000                     23,562
--------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
(Cost $31,815)                                                            30,356
--------------------------------------------------------------------------------
U.S. GOVERNMENT and AGENCY OBLIGATIONS (13.7%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.8%)
U.S. Treasury Bond
  5.50%, 8/15/2028                             25,000                     21,332
U.S. Treasury Note
  6.25%, 8/31/2002                             50,000                     49,942
  6.875%, 5/15/2006                           125,000                    127,093
                                                                ----------------
                                                                         198,367
                                                                ----------------
AGENCY BONDS & NOTES (2.1%)
Federal Home Loan Bank
  5.125%, 9/15/2003                            50,000                     47,240
Federal Home Loan Mortgage Corp.
  5.75%, 7/15/2003                             50,000                     48,348
Federal National Mortgage Assn.
  5.75%, 6/15/2005                             50,000                     47,439
                                                                ----------------
                                                                         143,027
                                                                ----------------

MORTGAGE OBLIGATIONS (8.8%)
Federal National Mortgage Assn.
  5.735%, 1/01/2009                            14,843           $         13,338
Government National
  Mortgage Assn.
  6.00%, 6/15/2028-3/15/2029                  437,803                    399,302
  6.50%, 2/15/2026-8/15/2029                  217,496                    204,612
                                                                ----------------
                                                                         617,252
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT and AGENCY OBLIGATIONS
(Cost $1,025,913)                                                        958,646


                                                          Shares
--------------------------------------------------------------------------------
COMMON STOCKS (40.2%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.6%)
CSX Corp.                                     285,600                      8,961
Ford Motor Co.                              2,350,500                    125,605
General Motors Corp.                          500,000                     36,344
Norfolk Southern Corp.                        655,000                     13,428
                                                                ----------------
                                                                         184,338
                                                                ----------------
CONSUMER DISCRETIONARY (2.1%)
Eastman Kodak Co.                             916,000                     60,685
May Department Stores Co.                   1,695,000                     54,664
J.C. Penney Co., Inc.                         820,300                     16,355
The Stanley Works                             600,000                     18,075
                                                                ----------------
                                                                         149,779
                                                                ----------------
CONSUMER STAPLES (1.9%)
Flowers Industries, Inc.                    2,718,300                     43,323
H.J. Heinz Co.                              1,000,800                     39,844
Philip Morris Cos., Inc.                    1,645,000                     38,143
Universal Corp.                               400,000                      9,125
                                                                ----------------
                                                                         130,435
                                                                ----------------
FINANCIAL SERVICES (7.0%)
American General Corp.                        400,000                     30,350
Bank of America Corp.                         201,064                     10,091
Brandywine Realty Trust REIT                  484,500                      7,934
CBL & Associates Properties, Inc. REIT        555,100                     11,449
Colonial Properties Trust REIT                204,900                      4,751
FelCor Lodging Trust, Inc. REIT               630,000                     11,025
First Union Corp.                             400,000                     13,125
General Growth Properties Inc. REIT           882,300                     24,704
HSB Group Inc.                                233,300                      7,888
IPC Holdings Ltd.                             655,300                      9,748
Kimco Realty Corp. REIT                       258,700                      8,763
The Macerich Co. REIT                         619,100                     12,885
Marsh & McLennan Cos., Inc.                   785,000                     75,115
National City Corp.                         3,940,200                     93,333
Nationwide Health Properties, Inc. REIT       680,000                      9,350
St. Paul Cos., Inc.                           300,000                    10,106
Sun Communities, Inc. REIT                    685,600                     22,068
U.S. Bancorp                                  900,000                     21,431
Urban Shopping Centers, Inc. REIT             682,000                     18,499
Wachovia Corp.                              1,206,900                     82,069
                                                                ----------------
                                                                         484,684
                                                                ----------------
HEALTH CARE (2.3%)

Baxter International, Inc.                  1,197,700                     75,231

Pharmacia & Upjohn, Inc.                    1,808,500                     81,383
                                                                ----------------
                                                                         156,614
                                                                ----------------
INTEGRATED OILS (7.2%)
Atlantic Richfield Co.                      1,036,000                     89,614
BP Amoco PLC ADR                              926,204                     54,935
Exxon Mobil Corp.                           1,779,463                    143,358
Royal Dutch Petroleum Co. ADR               1,263,000                     76,333
Texaco Inc.                                 1,070,000                     58,114
USX-Marathon Group                          3,266,100                     80,632
                                                                ----------------
                                                                         502,986
                                                                ----------------
OTHER ENERGY (1.6%)
Ashland, Inc.                               1,030,000                     33,926
(2)Equitable Resources, Inc.                2,352,100                     78,501
                                                                ----------------
                                                                         112,427
                                                                ----------------
MATERIALS & PROCESSING (4.1%)
Air Products & Chemicals, Inc.                800,000                     26,850
CK Witco Corp.                                212,858                      2,847
Consolidated Papers                           403,200                     12,827
Eastman Chemical Co.                        1,383,400                     65,971
The Timber Co.                              2,277,000                     56,071
Westvaco Corp.                              1,414,400                     46,145
Weyerhaeuser Co.                            1,064,000                     76,409
                                                                ----------------
                                                                         287,120
                                                                ----------------
UTILITIES (8.7%)
AT&T Corp.                                  1,347,500                     68,386
Bell Atlantic Corp.                         1,500,000                     92,344
Central & South West Corp.                  2,232,300                     44,646
Consolidated Edison Inc.                      947,400                     32,685
Constellation Energy Group                    850,000                     24,650
DQE Inc.                                    2,051,650                     71,038
DTE Energy Co.                              1,238,200                     38,849
Duke Energy Corp.                             300,000                     15,037
GPU, Inc.                                   1,208,600                     36,182
MCN Energy Group Inc.                         501,100                     11,901
National Fuel Gas Co.                         182,100                      8,468
NICOR, Inc.                                   722,300                     23,475
PECO Energy Corp.                             810,000                     28,148
Pinnacle West Capital Corp.                   760,000                     23,228
Questar Corp.                               2,000,000                     30,000
SCANA Corp.                                 1,021,600                     27,456
Southern Co.                                1,340,000                     31,490
                                                                ----------------
                                                                         607,983
                                                                ----------------
OTHER (2.7%)
Cooper Industries, Inc.                       995,900                     40,272
Minnesota Mining & Manufacturing Co.          600,000                     58,725
Shell Transport & Trading Co. ADR           1,738,900                     85,641
                                                                ----------------
                                                                         184,638
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $2,368,613)                                                      2,801,004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Face
                                               Amount
                                                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTs (0.9%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
  3.25%, 1/3/2000                              60,467                    60,467
  3.40%-3.47%, 1/3/2000-Note G                    104                       104
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $60,571)                                                           60,571
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
(Cost $6,794,807)                                                     6,953,590
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------
Other Assets-Note C                                                     112,156
Liabilities-Note G                                                      (89,361)
                                                                   -------------
                                                                         22,795
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 370,015,613 outstanding
$.001 par value shares of beneficial interest                        $6,976,385
================================================================================

NET ASSET VALUE PER SHARE                                               $ 18.85
--------------------------------------------------------------------------------
*See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments. (2)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. ADR-American Depositary Receipt.
REIT-Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                          Amount             Per
                                                           (000)           Share
--------------------------------------------------------------------------------
Paid in Capital                                       6,828,853           18.45
Overdistributed Net
Investment Income                                        (3,989)          (0.01)
Overdistributed Net Realized Gains                       (7,262)          (0.02)
Unrealized Appreciation-Note F                          158,783            0.43
--------------------------------------------------------------------------------
NET ASSETS                                          $ 6,976,385         $ 18.85
================================================================================

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                 FACE                     MARKET
                                               AMOUNT                     VALUE*
WELLESLEY INCOME FUND                           (000)                      (000)
--------------------------------------------------------------------------------
CORPORATE BONDS (45.1%)
--------------------------------------------------------------------------------
FINANCE (15.1%)
Allstate Corp.
  6.75%, 5/15/2018                             30,000           $        30,851
  7.50%, 6/15/2013                             20,000                    22,073
Ambac, Inc.
  7.50%, 5/1/2023                               5,500                     5,927
American Re Corp.
  7.45%, 12/15/2026                            34,095                    38,389
Associates Corp. of North America
  6.25%, 11/1/2008                             25,000                    25,809
Banc One Corp.
  7.75%, 7/15/2025                             50,000                    57,575
  8.00%, 4/29/2027                             15,000                    17,806
BankBoston Corp.
  6.625%, 12/1/2005                            15,000                    15,261
  6.875%, 7/15/2003                            10,000                    10,272
Boatmen's Bancshares Inc.
  7.625%, 10/1/2004                            10,000                    10,857
CIGNA Corp.
  7.875%, 5/15/2027                            25,000                    27,059
Cincinnati Financial Corp.
  6.90%, 5/15/2028                             25,000                    25,188
Citigroup
  6.625%, 1/15/2028                            25,000                    24,637
  6.65%, 12/15/2010                            25,000                    26,344
  7.125%, 9/1/2005                             15,000                    15,984
CoreStates Capital Corp.
  6.625%, 3/15/2005                            20,000                    20,833
Equitable Companies Inc.
  7.00%, 4/1/2028                              25,000                    25,824
Farmers Exchange Capital
  7.05%, 7/15/2028                             25,000                    25,030
Fifth Third Bancorp
  6.75%, 7/15/2005                             25,000                    26,357
First Bank N.A.
  7.55%, 6/15/2004                              8,000                     8,663
First Bank System
  6.625%, 5/15/2003                            10,000                    10,323
  7.625%, 5/1/2005                              7,500                     8,222
First Chicago Corp.
  7.625%, 1/15/2003                            15,000                    15,980
First Union Corp.
  6.00%, 10/30/2008                            15,000                    15,286
  7.50%, 4/15/2035                             11,000                    12,043
Fleet Financial Group, Inc.
  6.875%, 3/1/2003                             30,000                    31,126
  6.875%, 1/15/2028                            25,000                    25,852
General Electric Capital Corp.
  8.125%, 5/15/2012                            10,000                    12,180
General Electric Capital Services
  7.50%, 8/21/2035                             14,000                    16,645

General Electric Global Insurance
  Holdings Corp.
  7.00%, 2/15/2026                             60,000           $        65,926
GMAC
  7.00%, 9/15/2002                             30,000                    31,420
John Hancock Mutual Life
  Insurance Co.
  7.375%, 2/15/2024                            50,000                    55,445
Liberty Mutual Group
  8.50%, 5/15/2025                             35,000                    40,615
Lumbermens Mutual Casualty Co.
  9.15%, 7/1/2026                              45,000                    53,057
MBIA Inc.
  7.00%, 12/15/2025                            19,500                    20,250
Massachusetts Mutual Life
  7.50%, 3/1/2024                               8,690                     9,660
  7.625%, 11/15/2023                           14,500                    16,331
Metropolitan Life Insurance Co.
  7.80%, 11/1/2025                             40,000                    44,954
J.P. Morgan & Co., Inc.
  5.75%, 10/15/2008                            20,000                    19,760
  6.25%, 1/15/2009                             20,000                    20,430
NBD Bank N.A.
  6.25%, 8/15/2003                             20,000                    20,457
National City Bank Cleveland
  6.50%, 5/1/2003                              10,000                    10,312
National City Bank Pennsylvania
  7.25%, 10/21/2011                            22,000                    24,614
National City Corp.
  7.20%, 5/15/2005                             20,000                    21,379
NationsBank Corp.
  7.25%, 10/15/2025                            10,000                    10,824
  7.75%, 8/15/2004                             20,000                    21,839
Republic New York Corp.
  5.875%, 10/15/2008                           15,000                    14,958
SunTrust Banks, Inc.
  6.00%, 2/15/2026                             25,000                    25,434
  6.125%, 2/15/2004                            20,000                    20,422
Transamerica Financial Corp.
  6.125%, 11/1/2001                            25,000                    25,177
Travelers Property Casualty Corp.
  7.75%, 4/15/2026                             25,000                    27,960
Unum Corp.
  6.75%, 12/15/2028                            25,000                    24,560
Wachovia Corp.
  6.375%, 4/15/2003                            20,000                    20,588
  6.605%, 10/1/2025                            30,000                    31,712
                                                                ----------------
                                                                      1,286,480
                                                                ----------------
INDUSTRIAL (20.9%)
Air Products & Chemicals, Inc.
  8.75%, 4/15/2021                             12,550                    15,270
AirTouch Communications, Inc.
  6.35%, 6/1/2005                              25,000                    25,924
Aluminum Co. of America
  6.75%, 1/15/2028                             25,000                    25,601

Baxter International, Inc.
  7.65%, 2/1/2027                              25,000           $        28,195
Bestfoods
  6.625%, 4/15/2028                            30,000                    31,753
Bristol-Myers Squibb Co.
  6.80%, 11/15/2026                            40,000                    44,364
Burlington Northern Santa Fe Corp.
  6.375%, 12/15/2005                           12,500                    12,945
  6.875%, 12/1/2027                            25,000                    26,249
CPC International, Inc.
  7.25%, 12/15/2026                            30,000                    33,768
CSX Corp.
  7.95%, 5/1/2027                              35,000                    40,320
Caterpillar Inc.
  6.625%, 7/15/2028                            25,000                    25,278
Champion International Corp.
  7.35%, 11/1/2025                             30,000                    30,032
Chrysler Corp.
  7.45%, 3/1/2027                              25,000                    28,803
Coca Cola Enterprises
  5.75%, 11/1/2008                             25,000                    25,069
Comcast Cable Communications
  6.20%, 11/15/2008                            25,000                    25,437
The Walt Disney Co.
  6.75%, 3/30/2006                             15,000                    16,309
E.I. du Pont de Nemours & Co.
  6.50%, 1/15/2028                             25,000                    25,937
  6.75%, 9/1/2007                              25,000                    27,195
Eastman Chemical Co.
  7.25%, 1/15/2024                             25,000                    24,604
  7.60%, 2/1/2027                               5,000                     5,064
Eaton Corp.
  6.50%,  6/1/2025                             10,000                    10,443
  7.625%, 4/1/2024                             10,000                    11,197
Ferro Corp.
  7.125%, 4/1/2028                             10,000                     9,920
Ford Motor Co.
  7.50%, 8/1/2026                              20,000                    22,719
  8.90%, 1/15/2032                             20,000                    26,527
General Motors Corp.
  7.40%, 9/1/2025                              30,000                    33,438
  9.40%, 7/15/2021                             20,000                    26,695
Georgia-Pacific Group
  7.25%, 6/1/2028                              25,000                    24,730
Gillette Co.
  5.75%, 10/15/2005                            35,000                    35,702
  6.25%, 8/15/2003                             10,000                    10,351
Hershey Foods Corp.
  6.95%, 3/1/2007                              13,000                    14,303
Hubbell Inc.
  6.625%, 10/1/2005                            10,000                    10,660
International Business
  Machines Corp.
  7.00%, 10/30/2025                            60,000                    66,741

International Paper Co.
  7.625%, 1/15/2007                            15,000           $        16,225
Johnson & Johnson
  6.73%, 11/15/2023                            15,000                    16,529
Kimberly-Clark Corp.
  6.25%, 7/15/2018                             25,000                    25,744
Eli Lilly & Co.
  7.125%, 6/1/2025                             50,000                    57,115
Lockheed Corp.
  6.75%, 3/15/2003                              7,000                     7,259
Masco Corp.
  6.625%, 4/15/2018                            20,000                    19,647
Mead Corp.
  7.35%, 3/1/2017                              10,350                    11,061
Merck & Co.
  6.30%, 1/1/2026                              30,000                    31,446
Minnesota Mining &
  Manufacturing Corp.
  6.375%, 2/15/2028                            35,000                    36,598
Mobil Corp.
  8.625%, 8/15/2021                            20,000                    25,166
Monsanto Co.
  6.75%, 12/15/2027                            25,000                    25,514
Motorola, Inc.
  7.50%, 5/15/2025                             50,000                    56,679
New York Times Co.
  8.25%, 3/15/2025                             26,000                    29,693
News America Holdings Inc.
  8.00%, 10/17/2016                            50,000                    55,470
Norfolk Southern Corp.
  7.80%, 5/15/2027                             35,000                    40,655
PPG Industries, Inc.
  6.875%, 2/15/2012                            10,200                    10,894
  9.00%,  5/1/2021                             15,000                    19,405
Phelps Dodge Corp.
  7.125%, 11/1/2027                            12,500                    12,401
Praxair, Inc.
  6.75%, 3/1/2003                              25,000                    25,508
Procter & Gamble Co.
  5.25%, 9/15/2003                             15,000                    15,026
  6.45%, 1/15/2026                             30,000                    31,425
Procter & Gamble Co. ESOP
  9.36%, 1/1/2021                              30,000                    39,921
Raytheon Co.
  7.20%, 8/15/2027                             25,000                    27,054
E.W. Scripps Co.
  6.625%, 10/15/2007                           20,000                    20,963
Tenneco Inc.
  7.625%, 6/15/2017                            30,000                    30,856
  7.875%, 4/15/2027                            20,000                    21,019
Texaco Capital
  8.625%, 4/1/2032                             30,000                    38,435
Time Warner Inc.
  6.625%, 5/15/2029                            25,000                    25,213
Tribune Co.
  6.875%, 11/1/2006                            20,000                    21,015

USA Waste Services Inc.
  7.00%, 7/15/2028                             25,000           $        25,506
USX Corp.
  6.85%, 3/1/2008                              40,000                    40,369
Ultramar Diamond Shamrock
  7.20%, 10/15/2017                            25,000                    24,870
Weyerhaeuser Co.
  8.50%, 1/15/2025                             10,000                    11,868
Whirlpool Corp.
  9.00%, 3/1/2003                              10,000                    11,132
Worthington Industries, Inc.
  6.70%, 12/1/2009                             20,500                    20,957
  7.125%, 5/15/2006                            20,000                    21,008
                                                                ----------------
                                                                      1,771,189
                                                                ----------------
UTILITIES (9.1%)
Alabama Power Co.
  5.49%, 11/1/2005                              8,250                     8,258
Arizona Public Service Co.
  6.625%, 3/1/2004                             10,000                    10,338
Baltimore Gas & Electric Co.
  7.25%, 7/1/2002                              15,000                    15,996
BellSouth Telecommunications
  6.25%, 5/15/2003                             12,000                    12,416
  7.00%, 10/1/2025                             10,000                    11,193
Chesapeake & Potomac Telephone
  Co. (VA)
  7.875%, 1/15/2022                            16,000                    19,512
Cincinnati Gas & Electric Co.
  6.90%, 6/1/2025                               9,500                     9,830
Consolidated Edison Co. of
  New York, Inc.
  6.375%, 4/1/2003                             20,000                    20,692
Duke Energy Corp.
  6.00%, 12/1/2028                             25,000                    24,192
El Paso Natural Gas Co.
  7.50%, 11/15/2026                            25,000                    26,714
Enron Corp.
  6.875%, 10/15/2007                           20,000                    20,816
Florida Power Corp.
  6.75%, 2/1/2028                              22,380                    24,061
GTE California Inc.
  6.70%, 9/1/2009                              25,000                    27,325
GTE Southwest, Inc.
  6.00%, 1/15/2006                             10,000                    10,299
Illinois Power Co.
  6.50%, 8/1/2003                              10,000                    10,339
Indiana Bell Telephone Co., Inc.
  7.30%, 8/15/2026                             30,000                    34,600
Kentucky Utilities Co.
  7.92%, 5/15/2007                              5,000                     5,707
MCI Communications Corp.
  7.50%, 8/20/2004                             15,000                    16,346
Michigan Bell Telephone Co.
  7.85%, 1/15/2022                             25,000                    29,203

NGC Corp.
  7.125%, 5/15/2018                            20,000           $        19,659
New Jersey Bell Telephone Co.
  8.00%, 6/1/2022                              40,000                    48,603
New York Telephone Co.
  6.50%, 3/1/2005                              30,000                    31,583
Northern States Power Co.
  6.375%, 4/1/2003                              8,000                     8,308
  7.125%, 7/1/2025                             30,000                    33,931
Ohio Bell Telephone Co.
  6.125%, 5/15/2003                            15,000                    15,536
Oklahoma Gas & Electric Co.
  6.50%, 4/15/2028                             12,770                    13,302
Pacific Bell
  7.125%, 3/15/2026                            25,000                    27,878
PacifiCorp
  6.625%, 6/1/2007                             10,000                    10,568
  6.71%, 1/15/2026                             12,500                    12,689
Pennsylvania Power & Light Co.
  6.50%, 4/1/2005                              15,000                    15,758
PECO Energy
  6.50%, 5/1/2003                              30,000                    30,874
Southern California Edison Co.
  6.25%, 6/15/2003                              6,050                     6,275
Southwestern Public Service Co.
  7.25%, 7/15/2004                             10,000                    10,793
Sprint Capital Corp.
  6.875%, 11/15/2028                           35,000                    36,388
Tennessee Gas Pipeline Co.
  7.50%, 4/1/2017                              25,000                    26,757
Texas Utilities Electric Co.
  6.75%, 7/1/2005                              10,000                    10,516
Union Electric Co.
  6.875%, 8/1/2004                             10,000                    10,694
U S WEST Capital Funding, Inc.
  6.875%, 7/15/2028                            25,000                    26,672
Wisconsin Electric Power Co.
  6.50%, 6/1/2028                              25,000                    25,700
Wisconsin Power & Light
  5.70%, 10/15/2008                            12,650                    12,875
                                                                ----------------
                                                                        773,196
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $3,566,523)                                                     3,830,865
--------------------------------------------------------------------------------
FOREIGN BONDS (U. S. DOLLAR DENOMINATED)(2.4%)
--------------------------------------------------------------------------------
Province of British Columbia
  6.50%, 1/15/2026                             15,000                    15,607
Husky Oil Ltd.
  7.55%, 11/15/2016                            20,000                    18,808
Province of Manitoba
  6.125%, 1/19/2004                             7,000                     7,246
  8.875%, 9/15/2021                            24,041                    32,142
Province of Ontario
  6.00%, 2/21/2006                             25,000                    25,907
Province of Quebec
  7.50%, 7/15/2023                             30,000                    34,221
Saga Petroleum ASA
  7.25%, 9/23/2027                             12,795                    11,937

Province of Saskatchewan
  8.50%, 7/15/2022                             15,000           $        19,153
Talisman Energy, Inc.
  7.125%, 6/1/2007                             20,000                    20,631
  7.25%, 10/15/2027                            20,000                    19,550
--------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
(Cost $194,717)                                                         205,202
--------------------------------------------------------------------------------
U.S. GOVERNMENT and AGENCY OBLIGATIONS (14.0%)
--------------------------------------------------------------------------------
U.S. Government Securities (8.3%)
U.S. Treasury Bonds
  6.25%, 8/15/2023                             75,000                    83,815
  7.25%, 5/15/2016                            150,000                   181,713
U.S. Treasury Notes
  6.25%, 8/31/2002                            200,000                   210,398
  6.875%, 5/15/2006                           200,000                   226,022
                                                                ----------------
                                                                        701,948
                                                                ----------------
AGENCY BONDS & NOTES (1.8%)
Federal Home Loan Bank
  Global Notes
  5.125%, 9/15/2003                            50,000                    49,992
Federal Home Loan Mortgage
  Corp. Global
  5.75%, 7/15/2003                             50,000                    51,346
Federal National Mortgage Assn.
  Global Bond
  5.75%, 6/15/2005                             50,000                    51,371
                                                                ----------------
                                                                        152,709
                                                                ----------------
MORTGAGE OBLIGATIONS (3.9%)
Federal National Mortgage Assn.
  (1)5.735%, 1/1/2009                          15,000                    14,845
Government National
Mortgage Assn.
  (1)6.00%, 7/15/2028-1/1/2029                325,251                   322,354
                                                                ----------------
                                                                        337,199
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT and AGENCY OBLIGATIONS
(Cost $1,121,731)                                                     1,191,856
--------------------------------------------------------------------------------
COMMON STOCKS (36.1%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.4%)
Ford Motor Co.                              2,073,800                   121,706
                                                                ---------------
Consumer Discretionary (2.2%)
Eastman Kodak Co.                             916,000                    65,952
May Department Stores Co.                     640,000                    38,640
J.C. Penney Co., Inc.                       1,732,600                    81,216
                                                                ----------------
                                                                        185,808
                                                                ----------------
CONSUMER STAPLES (1.8%)
Flowers Industries, Inc.                    2,718,300                    65,069
H.J. Heinz Co.                                800,800                    45,345
Philip Morris Cos., Inc.                      820,000                    43,870
                                                                ----------------
                                                                        154,284
                                                                ----------------
FINANCIAL SERVICES (7.4%)
BankAmerica Corp.                             511,064                    30,728
Brandywine Realty Trust REIT                  484,500                     8,660
CBL & Associates Properties, Inc. REIT        613,100                    15,826
Camden Property Trust REIT                    832,972                    21,657

Colonial Properties Trust REIT              1,004,900           $        26,755
FelCor Lodging Trust, Inc. REIT               630,000                    14,529
First Union Corp.                           2,311,400                   140,562
General Growth Properties Inc. REIT           812,300                    30,766
HSB Group Inc.                                260,000                    10,676
Highwood Properties, Inc. REIT                245,000                     6,309
IPC Holdings Ltd.                             290,300                     6,731
KeyCorp                                       976,400                    31,245
Kimco Realty Corp. REIT                       218,700                     8,680
The Macerich Co. REIT                         619,100                    15,864
Marsh & McLennan Cos., Inc.                   370,000                    21,622
National City Corp.                         1,665,000                   120,713
Nationwide Health Properties, Inc. REIT       616,000                    13,283
Sun Communities, Inc. REIT                    520,600                    18,123
Urban Shopping Centers, Inc. REIT             617,000                    20,207
Wachovia Corp.                                766,900                    67,056
                                                                ----------------
                                                                        629,992
                                                                ----------------
HEALTH CARE (2.1%)
Baxter International, Inc.                  1,147,700                    73,811
Pharmacia & Upjohn, Inc.                    1,808,500                   102,406
                                                                ----------------
                                                                        176,217
                                                                ----------------
INTEGRATED OIL (6.3%)
Amoco Corp.                                 2,320,000                   136,880
Atlantic Richfield Co.                        736,000                    48,024
* Conoco Inc.                                 774,100                    16,159
Equitable Resources, Inc.                   1,496,200                    43,577
Mobil Corp.                                   420,000                    36,592
Royal Dutch Petroleum Co. ADR               1,713,000                    82,010
Texaco Inc.                                 1,279,000                    67,627
USX-Marathon Group                          3,495,200                   105,293
                                                                ----------------
                                                                        536,162
                                                                ----------------
MATERIALS & PROCESSING (2.7%)
BOC Group PLC ADR                             900,000                    24,525
Consolidated Papers                           503,200                    13,838
Dow Chemical Co.                              360,000                    32,738
Eastman Chemical Co.                          633,400                    28,345
The Timber Co.                              1,877,000                    44,696
Westvaco Corp.                              1,000,000                    26,813
Weyerhaeuser Co.                              964,000                    48,983
Witco Chemical Corp.                          435,900                     6,947
                                                                ----------------
                                                                        226,885
                                                                ----------------
UTILITIES (11.4%)
AT&T Corp.                                    865,000                    65,091
American Electric Power Co., Inc.             760,000                    35,767
Ameritech Corp.                               666,000                    42,208
Bell Atlantic Corp.                         3,136,400                   166,229
Central & South West Corp.                  2,332,300                    63,992
Consolidated Edison Inc.                      707,400                    37,404
DQE Inc.                                    1,601,650                    70,373
DTE Energy Co.                              1,238,200                    53,088
GPU, Inc.                                   2,428,000                   107,287
GTE Corp.                                   1,827,700                   118,801
MCN Energy Group Inc.                         501,100                     9,552
National Fuel Gas Co.                         122,500                     5,535
New England Electric System                   550,000                    26,469

NICOR, Inc.                                   722,300                    30,517
Questar Corp.                               1,140,000                    22,088
SBC Communicatio                              359,000                    19,251
SCANA Corp.                                   188,000                     6,063
Southern Co.                                1,400,000                    40,687
Telecom Corporation of
New Zealand Ltd.                            4,400,000                    19,710
Telecom Corporation of New Zealand Ltd. IR    703,200                     1,542
U S WEST, Inc.                                405,000                    26,173
                                                                ----------------
                                                                        967,827
                                                                ----------------
OTHER (0.8%)
Cooper Industries, Inc.                       895,900                    42,723
Shell Transport & Trading Co. ADR             700,000                    26,031
                                                                ----------------
                                                                         68,754
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $2,143,199)                                                     3,067,635
--------------------------------------------------------------------------------
                                                 Face
                                               Amount
                                                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.3%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
  4.76%, 1/4/1999                            $212,975                   212,975
  4.77%-4.78%, 1/4/1999-Note G                148,190                   148,190
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $361,165)                                                         361,165
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.9%)
(Cost $7,387,335)                                                     8,656,723
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
--------------------------------------------------------------------------------
Other Assets-Note C                                                   $ 171,763
Liabilities-Note G                                                     (330,706)
                                                                ----------------
                                                                       (158,943)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 384,140,873 outstanding
$.001 par value shares of beneficial interest
 (unlimited authorization)                                          $ 8,497,780
================================================================================

NET ASSET VALUE PER SHARE                                               $ 22.12
================================================================================
*See Note A in Notes to Financial Statements.
*Non-Income-Producing Security.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
ADR-American Depositary Receipt.
IR-Installment Receipt.
REIT-Real Estate Investment Trust.

AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                               Amount                     Per
                                                (000)                   Share
--------------------------------------------------------------------------------
Paid in Capital                           $ 7,164,130                   $ 18.65
Overdistributed Net
Investment Income                              (2,469)                    (0.01)
Accumulated Net Realized Gains                 66,731                      0.17
Unrealized Appreciation-
Note F                                      1,269,388                      3.31
--------------------------------------------------------------------------------

NET ASSETS                                $ 8,497,780                   $ 22.12
================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD WELLESLEY INCOME FUND

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the "Fund") at December 31,1999, and 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 and 1998, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

February 2, 2000

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the fund's investments are in long-term corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index comprising the Lehman Brothers Long Corporate AA or Better Bond Index, the S&P 500/BARRA Value Index, the S&P Utilities Index, and the S&P Telephone Index. For the year ended December 31, 1999, the advisory fee represented an effective annual basic rate of 0.05% of the fund's average net assets before a decrease of $196,000 based on performance. For the year ended December 31, 1998, the advisory fee again represented an effective annual basic rate of .05% of the fund's average net assets before an increase of $648,000 (.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1999, the fund had contributed capital of $1,500,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.5% of Vanguard's capitalization. At December 31,1998, the fund had contributed capital of $1,519,000 to Vanguard (included in Other Assets), again representing 0.02% of the fund's net assets but 2.2% of Vanguard's capitalization.

The fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 1999, directed brokerage and custodian fee offset arrangements reduced expenses by $410,000 and $19,000, respectively, the total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets. For the year ended December 31, 1998, directed brokerage and custodian fee offset arrangements reduced expenses by $391,000 and $4,000, respectively.


E. During the years ended December 31, 1999 and 1998, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

                                         ---------------------------------
                                                                       000
                                         ---------------------------------
                                           Purchases                 Sales
                                         ---------------------------------
                                 1999     $1,228,453            $1,721,450
                                 1998     $1,757,443            $1,748,098


During the years ended December 31, 1999 and 1998, purchases and sales of U.S. government securities were:

                                         ---------------------------------
                                                                       000
                                         ---------------------------------
                                           Purchases                 Sales
                                         ---------------------------------
                                  1999      $349,380              $494,119
                                  1998    $1,025,254              $777,098

F. At December 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $158,783,000, consisting of unrealized gains of $584,652,000 on securities that had risen in value since their purchase and $425,869,000 in unrealized losses on securities that had fallen in value since their purchase. As of December 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,269,388,000, consisting of unrealized gains of $1,307,798,000 on securities that had risen in value since their purchase and $38,410,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at December 31, 1999, was $274,183,000, for which the fund held cash collateral of $104,000 and U.S. Treasury securities with a market value of $276,976,000. At December 31,1998, the market value of securities on loan to broker/dealers was
$144,060,000, for which the fund held cash collateral of $148,190,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
                                                           WELLESLEY INCOME FUND
                                                         YEAR ENDED DECEMBER 31,
                                                           1999            1998
                                                          (000)           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                            $ 107,386*        $ 98,236
Interest                                               328,795          329,890
Security Lending                                           264              230
                                           -------------------------------------
     Total Income                                      436,445          428,356
                                           -------------------------------------
EXPENSES
Investment Advisory Fees-Note B
Basic Fee                                                3,763            4,026
Performance Adjustment                                    (196)             648
The Vanguard Group-Note C
Management and Administrative                           18,640           17,994
Marketing and Distribution                               1,109            1,540
Taxes (other than income taxes)                              -              241
Custodian Fees                                              98              107
Auditing Fees                                               11               11
Shareholders' Reports                                      213              158
Annual Meeting and Proxy Costs                               -               33
Trustees' Fees and Expenses                                 12               15
                                           -------------------------------------
     Total Expenses                                     23,650           24,773
Expenses Paid Indirectly-Note D                          (429)            (395)
                                           -------------------------------------
Net Expenses                                            23,221           24,378
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  413,224          403,978
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD        370,860*         397,100
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENT SECURITIES                      (1,110,605)          96,210
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                      (326,521)       $ 897,288
================================================================================
*At December 31, 1999, dividend income and realized net gain from affiliated companies were $2,549,000 and $288,000, respectively.

                                                                              WELLESLEY INCOME FUND
                                                                             YEAR ENDED DECMEBER 31,
                                                                                  1999                1998
                                                                                 (000)               (000)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                                                        $ 413,224          $ 403,978
Realized Net Gain                                                              370,860            397,100
Change in Unrealized Appreciation (Depreciation)                            (1,110,605)            96,210
                                                                    --------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations             (326,521)           897,288
                                                                    --------------------------------------
DISTRIBUTIONS
Net Investment Income                                                         (414,744)          (402,480)
Realized Capital Gain                                                         (444,853)          (413,626)
                                                                    --------------------------------------
  Total Distributions                                                         (859,597)          (816,106)
                                                                    --------------------------------------
CAPITAL SHARE TRANSACTIONS1
Issued                                                                         778,086          1,254,529
Issued in Lieu of Cash Distributions                                           739,241            705,454
Redeemed                                                                    (1,852,604)        (1,189,285)
                                                                    --------------------------------------
  Net Increase (Decrease) from Capital Share Transactions                     (335,277)           770,698
----------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                 (1,521,395)           851,880
----------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of Year                                                            8,497,780          7,645,900
                                                                    --------------------------------------
End of Year                                                                $ 6,976,385        $ 8,497,780
==========================================================================================================

1SHARES ISSUED (REDEEMED)
Issued                                                                          36,384             55,868
Issued in Lieu of Cash Distributions                                            37,674             31,680
Redeemed                                                                       (88,183)           (53,098)
                                                                    --------------------------------------
Net Increase (Decrease) in Shares Outstanding                                  (14,125)            34,450
==========================================================================================================

                                                         WELLESLEY INCOME FUND
                                                       YEAR ENDED DECEMBER 31,
                                                      --------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR              1999          1998
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                       22.12         21.86
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                    1.120         1.130
Net Realized and Unrealized Gain (Loss) on Investments  (2.025)        1.400
                                                      --------------------------
  Total from Investment Operations                      (0.905)        2.530
                                                      --------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                    (1.120)       (1.130)
Distributions from Realized Capital Gains               (1.245)       (1.140)
                                                      --------------------------
     Total Distributions                                (2.365)       (2.270)
================================================================================
Net Asset Value, End of Year                           $ 18.85       $ 22.12
================================================================================

Total Return                                            -4.14%        11.84%
================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)                      $6,976        $8,498
Ratio of Total Expenses to Average Net Assets            0.30%         0.31%
Ratio of Net Investment Income to Average Net Assets     5.22%         5.05%
Portfolio Turnover Rate                                    20%           32%
================================================================================